SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-83295)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 41   [X]
and
REGISTRATION STATEMENT (No. 811-3723)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 41 [X]
Fidelity New York Municipal Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (  ) on (            ) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 ( x ) on (March 22, 1999) pursuant to paragraph (a)(1) of Rule 485. ( ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LIKE SECURITIES OF ALL MUTUAL
FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION, AND THE
SECURITIES AND EXCHANGE
COMMISSION HAS NOT
DETERMINED IF THIS PROSPECTUS
IS ACCURATE OR COMPLETE. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.

FIDELITY'S
NEW YORK
MUNICIPAL
FUNDS

SPARTAN(registered trademark) NEW YORK MUNICIPAL MONEY MARKET FUND (fund number 422, trading symbol FSNXX)

FIDELITY(registered trademark) NEW YORK MUNICIPAL MONEY MARKET FUND (fund number 092, trading symbol FNYXX)

SPARTAN NEW YORK MUNICIPAL INCOME FUND
(fund number 071, trading symbol FTFMX)

PROSPECTUS
MARCH 22, 1999

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

CONTENTS


FUND SUMMARY                  INVESTMENT SUMMARY

                         4    PERFORMANCE

                         5    FEE TABLE

FUND BASICS                   INVESTMENT DETAILS

                         8    VALUING SHARES

SHAREHOLDER INFORMATION  9    BUYING AND SELLING SHARES

                         15   EXCHANGING SHARES

                         15   ACCOUNT FEATURES AND POLICIES

                         18   DIVIDENDS AND CAPITAL GAINS
                              DISTRIBUTIONS

                         19   TAX CONSEQUENCES

FUND SERVICES            19   FUND MANAGEMENT

                         21   FUND DISTRIBUTION

APPENDIX                 21   FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

NEW YORK MUNICIPAL MONEY MARKET FUND seeks as high a level of current income exempt from federal income tax and New York State and City income taxes as is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Investing normally in municipal money market securities.
(small solid bullet) Investing at least 65% of total assets in municipal securities whose interest is exempt from New York State and City income taxes.
(small solid bullet) Investing so that at least 80% of fund's income distributions is exempt from federal income tax.
(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects. (small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS


The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a money market security to decrease.
(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.
(small solid bullet) GEOGRAPHIC CONCENTRATION. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state.
(small solid bullet) ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INVESTMENT OBJECTIVE

SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal income tax and New York State and City income taxes, as is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing normally in municipal money market securities.
(small solid bullet) Investing at least 65% of total assets in municipal securities whose interest is exempt from New York State and City income taxes.
(small solid bullet) Investing so that at least 80% of fund's income distributions is exempt from federal income tax.
(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects. (small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a money market security to decrease.
(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.
(small solid bullet) GEOGRAPHIC CONCENTRATION. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state.
(small solid bullet) ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INVESTMENT OBJECTIVE

SPARTAN NEW YORK MUNICIPAL INCOME FUND seeks a high level of current income, exempt from federal and New York State and City income taxes.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing normally in investment-grade municipal debt securities.
(small solid bullet) Investing so that at least 80% of fund's income distributions is exempt from federal and New York State and City income taxes.
(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects. (small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers New York 4 Plus Year Municipal Bond Index.
(small solid bullet) Allocating assets across different market sectors and maturities.
(small solid bullet) Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.
(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.
(small solid bullet) GEOGRAPHIC CONCENTRATION.   Unfavorable political
or economic conditions within New York can affect the credit quality of issuers located in that state.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

The following information illustrates the changes in the funds' performance from year to year and compares the bond fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Data for the market index for Spartan New York Municipal Income Fund is available only from June 30, 1993 to the present. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

The returns in the chart do not include the effect of the account closeout fee. If the effect of the fee was reflected, returns would be lower than those shown.

SPARTAN NY MUNICIPAL MONEY MARKET

CALENDAR YEARS                     1990  1991  1992  1993  1994  1995  1996  1997  1998

                                   %     %     %     %     %     %     %     %     %



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIODS SHOWN IN THE CHART FOR SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER: [MONTH] [DATE]], [YEAR]) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER:[MONTH] [DATE]], [YEAR]).

FIDELITY NY MUNICIPAL MONEY MARKET

CALENDAR YEARS                       1989  1990  1991  1992  1993  1994  1995  1996  1997  1998

                                     %     %     %     %     %     %     %     %     %     %



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIODS SHOWN IN THE CHART FOR FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER: [MONTH] [DATE]], [YEAR]) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER:
[MONTH] [DATE]], [YEAR]).


 SPARTAN NEW YORK MUNICIPAL INCOME

CALENDAR YEARS                      1989  1990  1991  1992  1993  1994  1995  1996  1997  1998

                                    %     %     %     %     %     %     %     %     %     %



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIODS SHOWN IN THE CHART FOR SPARTAN NEW YORK MUNICIPAL INCOME FUND, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER: [MONTH] [DATE]], [YEAR]) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER: [MONTH] [DATE]], [YEAR]).
AVERAGE ANNUAL RETURNS

[The returns in the following table do not include the effect of the $5 account closeout fee for Spartan New York Municipal Money Market.] [The returns in the following table include the effect of the $5 account closeout fee based on median account size for Spartan New York Municipal Money Market.]

FOR THE PERIODS ENDED                    PAST 1  PAST 5  PAST 10
DECEMBER 31, 1998                        YEAR    YEARS   YEARS/LIFE OF FUNDA

SPARTAN NY MUNI MONEY MARKET              %       %       %B

NY MUNI MONEY MARKET                      %       %       %

SPARTAN NY MUNI INCOME                    %       %       %

LEHMAN BROS. NY 4+ YR. MUNI. BOND INDEX   %       %       %

LIPPER NY MUNI. DEBT FUNDS AVERAGE        %       %       %

A Beginning January 1 of the first calendar year following the fund's commencement of operations.
B FROM JANUARY 1, 1991
[If FMR had not reimbursed certain fund expenses during these periods, each fund's returns would have been lower.]
The Lehman Brothers New York 4 Plus Year Municipal Bond Index is a market value-weighted index of New York investment-grade municipal bonds with maturities of four years or more.
The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE

The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of a fund. [The annual fund operating expenses provided below for Spartan New York Municipal Income do not reflect the effect of any [expense reimbursements] [[or] reduction of certain expenses] during the period.] [The annual fund operating expenses provided below for [Fund Name(s)] are based on historical expenses.]

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

SALES CHARGE (LOAD) ON PURCHASES                            NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE (LOAD) ON REDEMPTIONS                 NONE

EXCHANGE FEEA,B

FOR SPARTAN NY MUNICIPAL MONEY MARKET ONLY                  $5.00

WIRE REDEMPTION FEE

FOR SPARTAN NY MUNICIPAL MONEY MARKET ONLY                  $5.00

WIRE TRANSACTION FEEA

FOR SPARTAN NY MUNICIPAL MONEY MARKET ONLY                  $5.00

CHECKWRITING FEE, PER CHECK WRITTENA

FOR SPARTAN NY MUNICIPAL MONEY MARKET ONLY                  $2.00

ACCOUNT CLOSEOUT FEEA

FOR SPARTAN NY MUNICIPAL MONEY MARKET                       $5.00

ANNUAL ACCOUNT MAINTENANCE FEE (FOR ACCOUNTS UNDER $2,500)  $12.00

A THE FEES FOR INDIVIDUAL TRANSACTIONS ARE WAIVED IF YOUR ACCOUNT
BALANCE AT THE TIME OF THE TRANSACTION IS $50,000 OR MORE.
B YOU WILL NOT PAY AN EXCHANGE FEE IF YOU EXCHANGE THROUGH ANY OF
FIDELITY'S AUTOMATED EXCHANGE SERVICES.

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)
SPARTAN NY MUNICIPAL MONEY     MANAGEMENT FEE                          %
MARKET

                               DISTRIBUTION AND SERVICE (12B-1) FEE    NONE

                               OTHER EXPENSES                          %

                               TOTAL ANNUAL FUND OPERATING EXPENSES    %

FIDELITY NY MUNICIPAL MONEY    MANAGEMENT FEE                          %
MARKET

                               DISTRIBUTION AND SERVICE (12B-1) FEE    NONE

                               OTHER EXPENSES                          %

                               TOTAL ANNUAL FUND OPERATING EXPENSES    %

SPARTAN NEW YORK MUNICIPAL     MANAGEMENT FEE                          %
INCOME

                               DISTRIBUTION AND SERVICE (12B-1) FEE    NONE

                               OTHER EXPENSES                          %

                               TOTAL ANNUAL FUND OPERATING EXPENSES A  %

A Effective January 9, 1998, FMR has voluntarily agreed to reimburse Spartan New York Municipal Income Fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.53%. This arrangement will remain in effect through December 31, 1999.

[A portion of the brokerage commissions that certain funds pay is used to reduce each of those fund's expenses. In addition, on behalf of Spartan New York Municipal Money Market, FMR has entered into arrangements with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce fund expenses. Each of New York Municipal Money Market and Spartan New York Municipal Income has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including [these/this] reduction[s], the total [fund/Class __] operating expenses[, after reimbursement, [for [name(s) of Fund(s) in reimbursement]],]] would have been __% for [Fund Name] and __% for [Fund Name.]

This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.
Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated and if you leave your account open:

                                       ACCOUNT        ACCOUNT
                                       OPEN           CLOSED

SPARTAN NEW YORK MUNICIPAL   1 YEAR    $              $
MONEY MARKET

                             3 YEARS   $              $

                             5 YEARS   $              $

                             10 YEARS  $              $

NEW YORK MUNICIPAL MONEY     1 YEAR    $
MARKET

                             3 YEARS   $

                             5 YEARS   $

                             10 YEARS  $

SPARTAN NEW YORK MUNICIPAL   1 YEAR    $
INCOME

                             3 YEARS   $

                             5 YEARS   $

                             10 YEARS  $

FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE

NEW YORK MUNICIPAL MONEY MARKET FUND seeks as high a level of current income exempt from federal income tax and New York State and City income taxes as is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in municipal money market securities.

FMR normally invests at least 65% of the fund's total assets in municipal securities whose interest is exempt from New York State and City income taxes and invests the fund's assets so that at least 80% of the fund's income distributions is exempt from federal income tax. Municipal securities whose interest is exempt from federal and New York State and City income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to New York State and City income taxes. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity and income.

INVESTMENT OBJECTIVE

SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal income tax and New York State and City income taxes, as is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in municipal money market securities.

FMR normally invests at least 65% of the fund's total assets in municipal securities whose interest is exempt from New York State and City income taxes and invests the fund's assets so that at least 80% of the fund's income distributions is exempt from federal income tax. Municipal securities whose interest is exempt from federal and New York State and City income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to New York State and City income taxes. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity and income.

INVESTMENT OBJECTIVE

SPARTAN NEW YORK MUNICIPAL INCOME FUND seeks a high level of current income, exempt from federal and New York State and City income taxes.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in investment-grade municipal debt securities.

FMR normally invests the fund's assets so that at least 80% of the fund's income distributions is exempt from federal and New York State and City income taxes. Municipal securities whose interest is exempt from federal and New York State and City income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to New York State and City income taxes. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation and utilities.

FMR uses the Lehman Brothers New York 4 Plus Year Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of January 31, 1999, the dollar-weighted average maturity of the fund and the index was approximately __ and __ years, respectively.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR analyzes a security's structural features, current price compared to its estimated long-term value, and any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

MONEY MARKET SECURITIES are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper and municipal notes.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

MUNICIPAL SECURITIES are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in New York, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market funds' yields will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. While the funds will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, a fund may incur losses regardless of the insurance.

The bond fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. The fund's reaction to these developments will be affected by the types and maturities of the securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors may significantly affect a fund's performance:

MUNICIPAL MARKET VOLATILITY. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

INTEREST RATE CHANGES. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be are more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could to have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

FOREIGN EXPOSURE. Issuers located in foreign countries and entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic or governmental developments could affect the value of the security.

GEOGRAPHIC CONCENTRATION. Both the City and State of New York have experienced significant financial difficulty, and the state's credit rating is one of the lowest in the country.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund may distribute income subject to federal or New York State and City income taxes.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

NEW YORK MUNICIPAL MONEY MARKET FUND seeks as high a level of current income exempt from federal income tax and New York State and City income taxes as is consistent with preservation of capital. The fund will normally invest so that at least 80% of its income distributions are free from federal income tax.

SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND seeks as high a level of current income, exempt from federal income tax and New York State and City income taxes, as is consistent with preservation of capital by investing in high-quality, short-term municipal obligations. The fund will normally invest so that at least 80% of its income distributions are exempt from federal income tax.

SPARTAN NEW YORK MUNICIPAL INCOME FUND seeks as high a level of current income, exempt from federal and New York State and City income taxes, available from investing primarily in municipal securities judged by FMR to be of investment-grade quality. The fund may invest up to one-third of its assets in lower quality bonds, but may not purchase bonds that are judged by FMR to be equivalent quality to those rated lower than B. The fund will normally invest so that at least 80% of its income distributions are exempt from federal and New York State and City income taxes. During periods when FMR believes that New York municipals that meet the fund's standards are not available, the fund may temporarily invest more than 20% of its assets in obligations that are only federally tax exempt.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time, and also as of 12:00 noon Eastern time for New York Municipal Money Market. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of these times for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each money market fund's assets are valued on the basis of amortized cost.

The bond fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product and service information, please use the following Web site and phone numbers:

(small solid bullet) For information over the Internet, visit Fidelity's Web site at www.fidelity.com.
(small solid bullet) For accessing account information automatically by phone, use TouchTone Xpress(registered trademark), 1-800-544-5555. (small solid bullet) For exchanges and redemptions, 1-800-544-7777. (small solid bullet) For account assistance, 1-800-544-6666.
(small solid bullet) For mutual fund and retirement information, 1-800-544-8888.
(small solid bullet) For brokerage information, 1-800-544-7272. (small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517

You may buy or sell shares of the funds through an investment professional. If you invest through an investment professional, the procedures for buying, selling and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

MINIMUMS

TO OPEN AN ACCOUNT

For Spartan NY Muni Money Market $25,000
For NY Muni Money Market $5,000
For Spartan NY Muni Income $10,000

TO ADD TO AN ACCOUNT

For Spartan NY Muni Money Market $1,000
Through regular investment plans $500
For NY Muni Money Market $250
Through regular investment plans $100
For Spartan NY Muni Income $1,000
Through regular investment plans $500

MINIMUM BALANCE

For Spartan NY Muni Money Market $10,000
For NY Muni Money Market $2,000
For Spartan NY Muni Income $5,000

There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory ServicesSM or a qualified state tuition program. In addition, each fund may waive or lower purchase minimums in other circumstances.


KEY INFORMATION

PHONE            TO OPEN AN ACCOUNT
1-800-544-7777   (bullet)Exchange from another Fidelity fund.
                 TO ADD TO AN ACCOUNT
                 (bullet)Exchange from another Fidelity fund.
                 (bullet)Use Fidelity Money Line(registered trademark) to transfer from your bank account.

INTERNET         TO OPEN AN ACCOUNT
WWW.FIDELITY.CO  (bullet)Complete and sign the application. Make your check
M                payable to the complete name of the fund. Mail to the address under "Mail" below.
                 TO ADD TO AN ACCOUNT
                 (bullet)Exchange from another Fidelity fund.
                 (bullet)Use Fidelity Money Line to transfer from your bank account.

MAIL             TO OPEN AN ACCOUNT
FIDELITY         (bullet)Complete and sign the application. Make your check
INVESTMENTS      payable to the complete name of the fund. Mail to the address at
P.O. BOX         left.
770001           TO ADD TO AN ACCOUNT
CINCINNATI, OH   (bullet)Make your check payable to the complete name of the
45277-0002       fund. Indicate your fund account number on your check and mail to the address at left.
                 (bullet)Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds'
                 names, the fund account numbers, and the dollar amount or
                 number of shares to be exchanged.

IN PERSON        TO OPEN AN ACCOUNT
                 (bullet)Bring your application and check to a Fidelity Investor
                 Center. Call 1-800-544-9797 for the center nearest you.
                 TO ADD TO AN ACCOUNT
                 (bullet)Bring your check to a Fidelity Investor Center. Call
                 1-800-544-9797 for the center nearest you.

WIRE             TO OPEN AN ACCOUNT
                 (bullet)Call 1-800-544-7777 to set up your account and to arrange a wire transaction.
                 (bullet)Wire within 24 hours to:
                 For Spartan New York Municipal Money Market and Spartan
                 New York Municipal Income: Bankers Trust Company, Bank
                 Routing # 021001033, Account # 00163053.
                 For New York Municipal Money Market: The Bank of New York,
                 Bank Routing # 021000018, Account # 8900118245.
                 (bullet)Specify the complete name of the fund and include your new fund account number and your name.
                 TO ADD TO AN ACCOUNT
                 (bullet)Call 1-800-544-7777 to arrange a wire transaction for New
                 York Municipal Money Market.
                 (bullet)Wire to:
                 For Spartan New York Municipal Money Market and Spartan
                 New York Municipal Income: Bankers Trust Company, Bank
                 Routing # 021001033, Account # 00163053.
                 For New York Municipal Money Market: The Bank of New York,
                 Bank Routing # 021000018, Account # 8900118245.
                 (bullet)Specify the complete name of the fund and include your fund account number and your name.

AUTOMATICALLY    TO OPEN AN ACCOUNT
                 (bullet)Not available.
                 TO ADD TO AN ACCOUNT
                 (bullet)Use Fidelity Automatic Account Builder(registered trademark) or Direct Deposit.
                 (bullet)Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.


SELLING SHARES

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the last 30 days;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner;

or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your Fidelity New York Municipal Money Market shares, leave at least $2,000 worth of shares in the account to keep it open, except accounts not subject to account minimums. If you are selling some but not all of your Spartan New York Municipal Money Market shares, leave at least $10,000 worth of shares in the account to keep it open, except accounts not subject to account minimums. If you are selling some but not all of your Spartan New York Municipal Income shares, leave at least $5,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of a fund.

(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE            (bullet)Call the
1-800-544-77     phone number
77               at left to initiate
                 a wire
                 transaction or to
                 request a check
                 for your
                 redemption.
                 (bullet)Use
                 Fidelity Money
                 Line to transfer
                 to your bank
                 account.
                 (bullet)Exchange
                 to another
                 Fidelity fund.
                 Call the phone
                 number at left.

INTERNET         (bullet)Exchange
WWW.FIDELITY.    to another
COM              Fidelity fund.
                 (bullet)Use
                 Fidelity Money
                 Line to transfer
                 to your bank
                 account.

MAIL             INDIVIDUAL, JOINT
FIDELITY         TENANT,
INVESTMENTS      SOLE PROPRIETORSH
P.O. BOX         IP, UGMA, UTMA
660602           (bullet)Send a
DALLAS, TX       letter of
75266-0602       instruction to
                 the address at
                 left, including
                 your name, the
                 fund's name,
                 your fund
                 account
                 number, and
                 the dollar
                 amount or
                 number of
                 shares to be
                 sold. The letter
                 of instruction
                 must be signed
                 by all persons
                 required to sign
                 for transactions,
                 exactly as their
                 names appear
                 on the account.
                 TRUST
                 (bullet)Send a
                 letter of
                 instruction to
                 the address at
                 left, including
                 the trust's
                 name, the
                 fund's name,
                 the trust's fund
                 account
                 number, and
                 the dollar
                 amount or
                 number of
                 shares to be
                 sold. The
                 trustee must
                 sign the letter of
                 instruction
                 indicating
                 capacity as
                 trustee. If the
                 trustee's name
                 is not in the
                 account
                 registration,
                 provide a copy
                 of the trust
                 document
                 certified within
                 the last 60 days.
                 BUSINESS OR
                 ORGANIZATION
                 (bullet)Send a
                 letter of
                 instruction to
                 the address at
                 left, including
                 the firm's name,
                 the fund's
                 name, the firm's
                 fund account
                 number, and
                 the dollar
                 amount or
                 number of
                 shares to be
                 sold. At least
                 one person
                 authorized by
                 corporate
                 resolution to act
                 on the account
                 must sign the
                 letter of
                 instruction.
                 (bullet)Include a
                 corporate
                 resolution with
                 corporate seal
                 or a signature
                 guarantee.
                 EXECUTOR,
                 ADMINISTRATOR,
                 CONSERVATOR,
                 GUARDIAN
                 (bullet)Call
                 1-800-544-6666
                 for instructions.

IN PERSON        INDIVIDUAL, JOINT
                 TENANT,
                 SOLE PROPRIETORSH
                 IP, UGMA, UTMA
                 (bullet)Bring a
                 letter of
                 instruction to a
                 Fidelity Investor
                 Center. Call
                 1-800-544-9797
                 for the center
                 nearest you.
                 The letter of
                 instruction must
                 be signed by all
                 persons
                 required to sign
                 for transactions,
                 exactly as their
                 names appear
                 on the account.
                 TRUST
                 (bullet)Bring a
                 letter of
                 instruction to a
                 Fidelity Investor
                 Center. Call
                 1-800-544-9797
                 for the center
                 nearest you.
                 The trustee
                 must sign the
                 letter of
                 instruction
                 indicating
                 capacity as
                 trustee. If the
                 trustee's name
                 is not in the
                 account
                 registration,
                 provide a copy
                 of the trust
                 document
                 certified within
                 the last 60 days.
                 BUSINESS OR
                 ORGANIZATION
                 (bullet)Bring a
                 letter of
                 instruction to a
                 Fidelity Investor
                 Center. Call
                 1-800-544-9797
                 for the center
                 nearest you. At
                 least one
                 person
                 authorized by
                 corporate
                 resolution to act
                 on the account
                 must sign the
                 letter of
                 instruction.
                 (bullet)Include a
                 corporate
                 resolution with
                 corporate seal
                 or a signature
                 guarantee.
                 EXECUTOR,
                 ADMINISTRATOR,
                 CONSERVATOR,
                 GUARDIAN
                 (bullet)Visit a
                 Fidelity Investor
                 Center for
                 instructions.
                 Call
                 1-800-544-9797
                 for the center
                 nearest you.

AUTOMATICALL     (bullet)Use
Y                Fidelity
                 Automatic
                 Exchange
                 Service to
                 exchange from
                 Fidelity New
                 York Municipal
                 Money Market
                 Fund to another
                 Fidelity fund.
                 (bullet)Use
                 Personal
                 Withdrawal
                 Service to set
                 up periodic
                 redemptions
                 from your bond
                 fund account.

CHECK            (bullet)Write a
                 check to sell
                 shares from
                 your account.

EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) You may pay a $5.00 fee for each exchange out of Spartan New York Municipal Money Market, unless you place your transaction through Fidelity's automated exchange services.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Currently, there is no limit on the number of exchanges out of New York Municipal Money Market.
(small solid bullet) Spartan New York Municipal Money Market and Spartan New York Municipal Income may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.
(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the funds.

AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY AUTOMATIC ACCOUNT BUILDER(registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND.

MINIMUM          FREQUENCY    PROCEDURES
$100 for New     Monthly or   (bullet)To set
York Municipal   quarterly    up for a new
Money Market;                 account,
$500 for                      complete the
Spartan New                   appropriate
York Municipal                section on the
Money Market                  fund
and Spartan                   application.
New York                      (bullet)To set
Municipal                     up for existing
Income                        accounts, call
                              1-800-544-666
                              6 or visit
                              Fidelity's Web
                              site for an
                              application.
                              (bullet)To make
                              changes, call
                              1-800-544-666
                              6 at least three
                              business days
                              prior to your
                              next scheduled
                              investment
                              date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY FUND.A


MINIMUM          FREQUENCY   PROCEDURES
$100 for New     Every pay   (bullet)To set
York Municipal   period      up for a new
Money Market;                account, check
$500 for                     the appropriate
Spartan New                  box on the fund
York Municipal               application.
Money Market                 (bullet)To set
and Spartan                  up for an
New York                     existing
Municipal                    account, call
Income                       1-800-544-666
                             6 or visit
                             Fidelity's Web
                             site for an
                             authorization
                             form.
                             (bullet)To make
                             changes you
                             will need a new
                             authorization
                             form. Call
                             1-800-544-666
                             6 or visit
                             Fidelity's Web
                             site to obtain
                             one.

A BECAUSE BOND FUND SHARE PRICES FLUCTUATE, THAT FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND.


MINIMUM          FREQUENCY       PROCEDURES
$100 for New     Monthly,        (bullet)To set
York Municipal   bimonthly,      up, call
Money Market;    quarterly, or   1-800-544-666
$500 for         annually        6 after both
Spartan New                      accounts are
York Municipal                   opened.
Money Market                     (bullet)To make
and Spartan                      changes, call
New York                         1-800-544-666
Municipal                        6 at least three
Income                           business days
                                 prior to your
                                 next scheduled
                                 exchange date.


PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC REDEMPTIONS FROM YOUR BOND FUND ACCOUNT TO YOU OR TO YOUR BANK
ACCOUNT.


FREQUENCY          PROCEDURES
Monthly            (bullet)To set
                   up, call
                   1-800-544-666
                   6.
                   (bullet)To make
                   changes, call
                   Fidelity at
                   1-800-544-666
                   6 at least three
                   business days
                   prior to your
                   next scheduled
                   withdrawal
                   date.

OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(bullet)You must sign up for the Wire feature before using it.
Complete the appropriate section on the application when opening your account, or call 1-800-544-7777 to add the feature after your account is opened. Call 1-800-544-7777 before your first use to verify that this feature is set up on your account.

(bullet)To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

(bullet)There may be a $5.00 fee for each wire purchase for Spartan New York Municipal Money Market Fund.

(bullet)There may be a $5.00 fee for each wire redemption for Spartan New York Municipal Money Market Fund.

FIDELITY MONEY LINE

TO TRANSFER MONEY BY PHONE BETWEEN YOUR BANK ACCOUNT AND YOUR FUND
ACCOUNT.

(bullet)You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call
1-800-544-7777 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.

(bullet)Most transfers are complete within three business days of your call.

(bullet)Maximum purchase: $100,000

FIDELITY ON-LINE XPRESS+(Registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.

CALL 1-800-544-7272 OR VISIT FIDELITY'S WEB SITE FOR MORE INFORMATION.

(bullet)For account balances and holdings;

(bullet)To review recent account history;

(bullet)For mutual fund and brokerage trading; and

(bullet)For access to research and analysis tools.

FIDELITY WEB XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.

(bullet)For account balances and holdings;

(bullet)To review recent account history;

(bullet)To obtain quotes;

(bullet)For mutual fund and brokerage trading; and

(bullet)To access third-party research on companies, stocks, mutual funds and the market.

TOUCHTONE XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE.

CALL 1-800-544-5555.
(bullet)For account balances and holdings;

(bullet)For mutual fund and brokerage trading;

(bullet)To obtain quotes;

(bullet)To review orders and mutual fund activity; and

(bullet)To change your personal identification number (PIN).

CHECKWRITING
TO REDEEM SHARES FROM YOUR ACCOUNT.

(bullet)To set up, complete the appropriate section on the application.

(bullet)All account owners must sign a signature card to receive a checkbook.

(bullet)You may write an unlimited number of checks.

(bullet)Minimum check amount: $500.

(bullet)Do not try to close out your account by check.

(bullet)To obtain more checks, call Fidelity at 1-800-544-6666.

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months)
 .
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports, prospectuses or historical account information.

Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your ACCOUNT BALANCE falls below $10,000 for Spartan New York Municipal Money Market, $2,000 for Fidelity New York Municipal Money Market, or $5,000 for Spartan New York Municipal Income, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed and, for Spartan New York Municipal Money Market, the $5.00 account closeout fee will be charged.

The FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:

(small solid bullet) The $2.00 checkwriting fee will be deducted from your account.
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire transaction fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires.

Fidelity may charge a FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each fund earns interest, dividends and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gains distributions.

The bond fund normally declares dividends daily and pays them monthly. The bond fund normally pays capital gains distributions in March and December.

Distributions you receive from each money market fund consist primarily of dividends. Each of these funds normally declares dividends daily and pays them monthly.

EARNING DIVIDENDS

For Spartan New York Municipal Money Market and Spartan New York
Municipal Income, shares begin to earn dividends on the first business day following the day of purchase.

For New York Municipal Money Market, shares purchased before 12:00 noon Eastern time begin to earn dividends on the day of purchase.
Shares purchased after 12:00 noon begin to earn dividends on the first business day following the day of purchase.

For Spartan New York Municipal Money Market and Spartan New York
Municipal Income, shares earn dividends until, but not including, the next business day following the day of redemption.

For New York Municipal Money Market, shares redeemed before 12:00 noon Eastern time earn dividends through the day prior to the day of redemption. Shares redeemed after 12:00 noon earn dividends until, but not including, the next business day following the day of redemption.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. REINVESTMENT OPTION. Your dividends and capital gains distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. (bond fund only) Your capital gains distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash
 .
3. CASH OPTION. Your dividends and capital gains distributions, if any, will be paid in cash.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gains distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in a fund could have tax consequences for you.

TAXES ON DISTRIBUTIONS. Each fund seeks to earn income and pay dividends exempt from federal income tax and New York State and City income taxes.

A portion of each fund's income, and the dividends you receive, may be subject to federal and state income taxes. Each fund's income may be subject to the federal alternative minimum tax. Each fund may also realize taxable income or gains on the sale of municipal bonds and may make taxable distributions.

For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to you as ordinary income. Each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital will generally not be taxable to you, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

TAXES ON TRANSACTIONS. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Fidelity Management & Research Company (FMR) is each fund's manager. As of __, [month] [day] [year]], FMR had approximately $__ billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the funds' investments and handling their business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, is an affiliate of FMR and serves as sub-adviser for Spartan New York Municipal Money Market Fund and New York Municipal Money Market Fund. As of [month][day][year]], FIMM had approximately $____ in discretionary assets under management. FIMM is primarily responsible for choosing investments for Spartan New York Municipal Money Market Fund and New York Municipal Money Market Fund.

Beginning January 1, 1999, FIMM will serve as sub-adviser and be primarily responsible for choosing investments for Spartan New York Municipal Income Fund. FIMM is an affiliate of FMR. As of
[month][day][year]], FIMM had approximately $____ in discretionary assets under management.

A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.

Norman Lind is Vice President and manager of Spartan New York
Municipal Income, which he has managed since October 1993. He also manages other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. Each fund pays a management fee to FMR.

The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of Spartan New York Municipal Money Market with limited exceptions.

Spartan New York Municipal Money Market's annual management fee rate is 0.50% of its average net assets.

For New York Municipal Money Market and Spartan New York Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For January 1999, the group fee rate was __% for New York Municipal Money Market and the group fee rate was __% for Spartan New York
Municipal Income. The individual fund fee rate is 0.25% for New York Municipal Money Market and Spartan New York Municipal Income.

The total management fee for the fiscal year ended January 31, 1999 was __% of the fund's average net assets for New York Municipal Money Market and __%, after reimbursement, of the fund's average net assets for Spartan New York Municipal Income.

FMR pays FIMM for providing assistance with investment advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which in the case of certain funds, may be terminated by FMR at any time, can decrease a fund's expenses and boost its performance.

[As of ____, , approximately __% and __% OF [NAME OF FUND]'s total outstanding shares, respectively, were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s]].]

FUND DISTRIBUTION

Fidelity Distributors Corporation, Inc. (FDC) distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information (SAI), in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.


APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by [Name of Auditor], independent accountants, whose report, along with each fund's financial highlights and financial statements, are included in each fund's Annual Report. A free copy of the Annual Report is available upon request.

[Financial Highlights to be filed by subsequent amendment]

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544 or visit Fidelity's Web site at www.fidelity.com.

The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBERS 811-3723, 811-6398

Spartan, Fidelity, Fidelity Investments and (Pyramid) Design, Fidelity Investments, TouchTone Xpress, Fidelity Automatic Account Builder, Fidelity Money Line, Fidelity On-Line Xpress+, Fidelity Web Xpress, and Directed Dividends are registered trademarks of FMR Corp.

Fidelity Portfolio Advisory Services is a service mark of FMR Corp.

[item code]. NYS-pro-0399

SPARTAN(registered trademark) NEW YORK MUNICIPAL MONEY MARKET FUND
AND
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND
FUNDS OF FIDELITY NEW YORK MUNICIPAL TRUST II
SPARTAN(registered trademark) NEW YORK MUNICIPAL INCOME FUND
A FUND OF FIDELITY NEW YORK MUNICIPAL TRUST

STATEMENT OF ADDITIONAL INFORMATION

   MARCH 22, 1999

   This Statement of Additional Information (SAI) is not a prospectus. Portions of the funds' Annual Reports are incorporated herein. The Annual Reports are supplied with this SAI.

   To obtain a free additional copy of the Prospectus, dated March 22, 1999, or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8544 or visit Fidelity's Web site at www.fidelity.com.

TABLE OF CONTENTS                                         PAGE

Investment Policies and Limitations                       22

Special Considerations Regarding New York                 28

Special Considerations Regarding Puerto Rico              31

Portfolio Transactions                                    33

Valuation                                                 36

Performance                                               37

Additional Purchase, Exchange and Redemption Information  42

Distributions and Taxes                                   42

Trustees and Officers                                     43

Control of Investment Advisers                            43

Management Contracts

Distribution Services                                     49

Transfer and Service Agent Agreements                     50

Description of the Trusts                                 50

Financial Statements                                      51

Appendix                                                  51


NYS-ptb-0399
[Item code]

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) sell securities short, unless it owns, or by virtue of its ownership of other securities, has the right to obtain at no added cost, securities equivalent in kind and amount to the securities sold short;

(4) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions;

(5) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(6) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(9) purchase or sell physical commodities unless acquired as a result of ownership of securities; or

(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

       THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

   (i) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

   For purposes of limitations (1), (7), and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

   For purposes of limitation (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to limitation (iii), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

             INVESTMENT LIMITATIONS OF FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

       THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) make short sales of securities;

(4) purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

(5) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(6) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(8) purchase or sell real estate, but this shall not prevent the fund from investing in municipal bonds or other obligations secured by real estate or interests therein;

(9) purchase or sell commodities or commodity (futures) contracts;

(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limit does not apply to purchases of debt securities or repurchase agreements); or

(11) invest in oil, gas, or other mineral exploration or development programs.

(12) The fund may, not withstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

       THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

   (i) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, polices, and limitations as the fund.

   For purposes of limitations (1), (7), and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

   For purposes of limitation (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to limitation (iii), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

       INVESTMENT LIMITATIONS OF SPARTAN NEW YORK MUNICIPAL INCOME
FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(8) invest in companies for the purpose of exercising control or management.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purpose of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .

      For each fund's limitations on illiquid securities see the section entitled "Illiquid Securities" on page 8.
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
       AFFILIATED BANK TRANSACTIONS.    A fund may engage in
transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
       ASSET-BACKED SECURITIES    represent interests in pools of
purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
       BORROWING.    Each fund may borrow from banks or from other
funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
   CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.
   CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity and diversification of their investments.
       DOLLAR-WEIGHTED AVERAGE MATURITY    is derived by multiplying
the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
   For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
       COMBINED POSITIONS    involve purchasing and writing options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
       CORRELATION OF PRICE CHANGES.    Because there are a limited
number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
       FUTURES CONTRACTS.    In purchasing a futures contract, the
buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The bond fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, the bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the bond fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
       PURCHASING PUT AND CALL OPTIONS.    By purchasing a put option,
the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
       WRITING PUT AND CALL OPTIONS.    The writer of a put or call
option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
       ILLIQUID SECURITIES    cannot be sold or disposed of in the
ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).
       INDEXED SECURITIES    are instruments whose prices are indexed
to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.
   INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.
LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
   The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
   MONEY MARKET INSURANCE. Each money market fund participates in a mutual insurance company solely with other funds advised by FMR or its affiliates. This company provides insurance coverage for losses on certain money market instruments held by a participating fund (eligible instruments), including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. Each money market fund is charged an annual premium for the insurance coverage and may be subject to a special assessment of up to approximately two and one-half times the fund's annual gross premium if covered losses exceed certain levels. A participating fund may recover no more than $100 million annually, including all other claims of insured funds, and may only recover if the amount of the loss exceeds 0.30% of its eligible instruments. Each money market fund may incur losses regardless of the insurance.
MONEY MARKET SECURITIES are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.
       MUNICIPAL INSURANCE.    A municipal bond may be covered by
insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
   Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.
   Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.
   Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.
   FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.
   PRINCIPAL MUNICIPAL BOND INSURERS. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.
   Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
   Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.
   Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
   Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
   Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the
property, but will purchase a participation interest in a munici   pal
obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
       MUNICIPAL MARKET DISRUPTION RISK.    The value of municipal
securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share (NAV).
[ EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.]
[ ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.]
[ HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.]
[ HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.]
[ TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.]
[ WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.]
       PUT FEATURES    entitle the holder to sell a security back to
the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
REFUNDING CONTRACTS. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.
       REPURCHASE AGREEMENTS    involve an agreement to purchase a
security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.
       SOURCES OF CREDIT OR LIQUIDITY SUPPORT.    Issuers may employ
various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the credit or liquidity enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
TEMPORARY DEFENSIVE POLICIES. Each fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.
TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.
       WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS
involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
   When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
SPECIAL CONSIDERATIONS REGARDING NEW YORK
The financial condition of the State of New York ("New York State" or the "State"), its public authorities and public benefit
corp   orat    ions (the "Authorities") and its local governments,
particularly The City of New York (the "City"), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of a Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. Such information is subject to change resulting from the issuance of an update to the Annual Information Statement upon the release of the 1998-99 Executive Budget. There can be no assurance that such changes may not have adverse effects on the City's cash flow, expenditures or revenues. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such
local obligations in the event of def   ault in the absence of a
specific guarantee or pledge provided by New York State.
ECONOMIC FACTORS. New York is the third most populous state, and has a relatively high level of personal wealth; however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence (due to such factors such as relative costs for taxes, labor and energy). The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. New York has a declining proportion of its workforce engaged in manufacturing and increasing proportion engaged in service industries. The State, therefore, is likely to be less affected than the nation as a whole during an economic recession concentrated in construction and manufacturing sectors of the economy, but likely to be more affected during a recession concentrated in the service-producing sector. The State's manufacturing and maritime base have been seriously eroded, as illustrated by the decline of the steel industry in the Buffalo area and of the apparel and textile industries in the City. In addition, the City experienced substantial socio-economic changes, as a large segment of its population and a significant share of corporate headquarters and other businesses relocated (many out-of-state).
Both the State and the City experienced substantial revenue increases in the mid-1980s attributable directly (corporate income and financial corporations taxes) and indirectly (personal income and a variety of other taxes) to growth in new jobs, rising profits and capital appreciation derived from the finance sector of the City's economy. From 1977 to its 1988 peak, the finance, insurance and real estate sectors rose 55%, to account in 1988 for 23% of total earnings in the City and 14% statewide (compared to 7% nationwide). The finance sector's growth was a catalyst for the New York metropolitan region's related business and professional services, retail trade and residential and commercial real estate markets. The then rising real estate market contributed to City revenues, as higher property values and new construction added to collections from property taxes, mortgage recording and transfer taxes and sales taxes on building materials. The boom on Wall Street more than compensated for the continued erosion of the State's (and the City's) manufacturing and maritime base, since average wages in the finance, insurance and real estate sector and related business and professional services were substantially higher (thereby providing a net increase of higher incomes, taxed at even higher marginal rates).
During the calendar year 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-1991 national recession, the economy of the Northeast region in general and the State in particular was more heavily damaged than that of the rest of the nation and has been slower to recover.
Although the national economy began to expand in 1991, the State economy remained in recession until 1993, when employment growth resumed. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility and defense industries. Personal income increased substantially in 1992 and 1993. The State's economy entered into a fourth year of a slow recovery in 1996.
The State Division of the Budget ("DOB") has reported in the Annual Information Statement dated August 15, 1997 and updated November 5, 1997 ("1997 Annual Information Statement") that the forecast of the State's economy shows moderate expansion during the first half of calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997 and 1998. Bonus payments in the securities industry are expected to increase further from 1996 record level.
The forecast for continued growth, and any resultant impact on the State's 1997-98 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumer spending. Investments could also remain robust. Conversely, hints of accelerating inflation or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over-or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.
There can be no assurance that the State economy will not experience worse-than-predicted results in FY 1997-98 with corresponding material and adverse effects on the State's projections of receipts and disbursements. As all State Financial Plans are based upon forecasts of national and State economic activity it should be noted that many uncertainties exist in such forecasts, including federal, financial and monetary policies, the availability of credit and the condition of the world economy. In addition, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be complex, may vary from year to year and are frequently the results of actions taken not only by the State and its agencies and instrumentalities, but also by other entities, such as the federal government, that are not under the control of the State.
The fiscal health of the State may also be impacted by the fiscal health of the City. Although the City has had a balanced budget since 1981, estimates of the City's future revenues and expenditures are subject to various uncertainties. For example, the effects of the October 1987 stock market crash and the 1990-92 national recession have had a disproportionately adverse impact on the New York City metropolitan region. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the Country, a surge in Wall Street profitability generated a substantial surplus for the City in City FY 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy.
While the State's economy is broader-based than that of the City, particular industries are concentrated in and have a disproportionate impact on certain areas, such as heavy industry in Buffalo, photographic and optical equipment in Rochester, machinery and transportation equipment in Syracuse and Utica-Rome, computers in Binghamton and in the Mid-Hudson Valley and electrical equipment in the Albany-Troy-Schenectady area. Constraints on economic growth, taxpayer resistance to proposed substantial increases in local tax rates, and reductions in State aid in regions apart from the City have contributed to financial difficulties for several county and other local governments.

THE STATE. As noted above, the financial condition of the State is affected by several factors, including the strength of the State and its regional economics, actions of the federal government, and State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels.
The adopted FY 1997-98 budget projects an increase in General Fund disbursements of $1.7 billion or 5.2 percent over FY 1996-97 levels. The average annual growth rate over the last three years is approximately 1.2 percent. State Funds disbursements (excluding federal grants) are projected to increase by 5.4 percent from the FY 1996-97. All Governmental Funds projected disbursements increase by
7.0 percent over the FY 1996-97.
The FY 1997-98 State Financial Plan is projected to be balanced on a cash basis. The Financial Plan projections in the General Fund include a reserve for future needs of $530 million. As compared to the Governor's Executive Budget as amended in February, the State's adopted budget for FY 1997-98 increases General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the FY 1996-97 that will be utilized in FY 1997-98, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources. Total non-recurring resources included in the FY 1997-98 Financial Plan are projected by DOB to be $270 million, or 0.7 percent of total General Fund receipts.
This projected surplus is now considered to be at the low end of the range of possible outcomes for the 1997-98 fiscal year. The State's economic forecast of national economic activity has not been modified at this time despite stronger-than-expected national growth in the first half of the current fiscal year. Growth is projected to gradually slow for the next few quarters before rebounding somewhat in the last quarter of 1998.
However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections.

REVENUE BASE. The State's principal revenue sources are economically sensitive, and include the personal income tax, user taxes and fees and business taxes.
   The     PERSONAL INCOME TAX    is imposed on the income of
individuals, estates and trusts and is based on     federal
definitions of income and deductions with certain modifications. In 1995, the State enacted a tax-reduction program designed to reduce receipts from the personal income tax by 20 percent over three years. Prior to 1995, the tax had remained substantially unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. The tax-reduction program is estimated to reduce receipts by $4.0 billion in FY 1997-98, compared to what tax receipts would have been under the pre-1995 rate structure. The maximum rate was reduced from the 7.875 percent in effect between 1989 and 1994 to 7.59375 percent for 1995, to 7.125 percent for 1996, and to 6.85 percent for 1997 and thereafter. In addition to significant reductions in overall tax rates, the program also includes increases in the standard deduction, widening tax brackets to increase the income thresholds to which higher tax rates apply, and modification of certain tax credits. Net personal income tax collections are projected to reach $18.87 billion, over half of all General Fund receipts and $2.5 billion above the reported 1996-97 fiscal year total. Virtually all of the projected annual growth in this category, however, is provided by refunds and refund reserve transactions which affect reported receipts levels in the 1995-96 through 1997-98 fiscal years. Without these transactions between years, income tax receipts in 1997-98 would be virtually flat.
On July 31, 1997, the New York State Tax Appeals Tribunal delivered a decision involving the computation of itemized deductions and personal income taxes of certain high income taxpayers. By law, the State cannot appeal the Tribunal's decision. The decision will lower income tax liability attributable to such taxpayers for the 1997 and earlier open tax years, as well as on a prospective basis. The impact of this decision on receipts estimates for the current and future fiscal years
will be reflected in the Financial    Plan and Financial Plan Update
that will accompany the 1998-99 Executive Budget.
USER TAXES AND FEES    are comprised of three-quarters of the State
four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation ("LGAC") debt service requirements), cigarette, alcoholic beverage container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. Beginning in 1993-94, a portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds. The 1997 Annual Information Statement states that receipts in this category in the State's FY 1997-98 are expected to total $7.0 billion, an increase of $204 million from reported FY 1996-97 results. Underlying growth in the continuing sales tax base is forecast to be 5 percent, accounting for the increase in the category as a whole.
BUSINESS TAXES    include franchise taxes based generally on net
income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Through 1993, these levies had been subject to a 15 percent surcharge initially imposed in 1990. Beginning in 1994, the surcharge rate has been phased out and, for more taxpayers, there will be no surcharge liability for taxable periods ending in 1997 and thereafter. The 1997 Annual Information Statement states that total business tax receipts in the State's FY 1997-98 fiscal year are projected at $4.825 billion, a decline of $253 million from reported FY 1996-97 results. The decline results primarily from the continuing effects of tax reductions originally enacted in 1994 and 1995.
   On     September 11, 1997, the State Comptroller released a report entitled "The 1997-98 Budget: Fiscal Review and Analysis" in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $1.5 billion for the State's 1998-99 fiscal year and approximately $3.4 billion for the State's 1999-00 fiscal year. The 1998-99 fiscal year estimate by the State Comptroller is within the range discussed by the Division of the Budget in the section entitled "Outyear Projections of Receipts and Disbursements" in the Annual Information Statement of August 15, 1997. Any increase in the 1997-98 reserve for future needs would reduce this imbalance further and, based upon results to date, such an outcome is considered possible. In addition, the Comptroller identified risks in future
years from an economic slowdown and from spending a   nd revenue
actions enacted as part of the 1997-98 budget that will add pressure to future budget balance. The Governor is required to submit a balanced budget each year to the State Legislature. The Division of the Budget expects to update the State Financial Plan outyear projections and provide an update to the Annual Information Statement upon release of the 1998-99 Executive Budget.

STATE DEBT.    The State anticipates that its capital programs will be
financed, in part, through borrowings by the State and its public authorities in FY 1997-98. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in COPs (including costs of issuance, reserve funds and other costs) during the State's 1997-98 fiscal year for equipment purchases. The projection of State borrowings for FY 1997-98 is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

BUDGETARY FLEXIBILITY. A significant portion of the State's General Fund budget is accounted for by contractually required expenses (such as pension and debt service costs) and by federally mandated programs (such as AFDC and Medicaid). In addition, State aid for school districts comprises a major share of the budget, and total appropriations and distribution of such aid is especially contentious politically. Furthermore, the State's ability to respond to unanticipated developments in the future may have been impaired since the State has utilized a substantial range of actions of a non-recurring nature in recent years to finance its General Fund operations, including tapping excess monies in special funds, refinancing outstanding debt to reduce reserve fund requirements and current (but not long-term) debt service costs, recalculating pension fund contributions, selling State assets, reimbursing past General Fund expenditures by the issuance of authority debt and deferring payment for expenditures to future fiscal years.

LABOR COSTS. The State government workforce is mostly unionized, subject to the Taylor Law which authorizes collective bargaining and prohibits (but has not, historically, prevented) strikes and work slowdowns. Costs for employee health benefits have increased substantially, and can be expected to further increase. The State has a substantial unfunded liability for future pension benefits, and has utilized changes in its pension fund investment return assumptions to reduce current contribution requirements. If such investment earnings assumptions are not sustained by actual results, additional State contributions will be required in future years to meet the State's contractual obligations. The State's change in actuarial method from the aggregate cost method to a modified projected unit credit in FY 1990-91 created a substantial surplus that was amortized and applied to offset the State's contribution through FY 1993-94. This change in actuarial method was ruled unconstitutional by the State's highest court and the State returned to the aggregate cost method in FY 1994-95 using a four-year phase-in. Employer contributions, including the State's, are expected to increase over the next five to ten years.

PUBLIC ASSISTANCE.    On August 22, 1996, the President signed into
law the Personal Responsibility and Work Opportunity
Rec    onciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program
(TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-era durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.
Proposed legislation that includes both provisions necessary to implement the State's TANF plan to conform with federal law and implement the Governor's welfare reform proposal is still pending before the Legislature. There can be no assurances of timely enactment of certain conforming provisions required under the federal law. Further delay increases the risk that the State could incur fiscal
penalties f   or failure to comply with federal law.

MEDICAID.    New York participates in the federal Medicaid program
under a state plan approved by the Health Care     Financing
Administration. The federal government provides a substantial portion of eligible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires that the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and nursing homes seeking higher reimbursement from the State. The 1997 Annual Information Statement states that General Fund payments for Medicaid are projected to be $5.42 billion, virtually unchanged from the level of $5.38 billion in FY 1996-97. This slow growth in due primarily to continuation of cost containment measures enacted in FY 1995-96, new reforms included in the FY 1996-97 adopted budget, and forecasts for lower caseload based upon actual experience. Other social service spending is forecast to increase by only $115 million to $3.15 billion in FY 1997-98.
On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the federal Health Care Financing Administration (HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.
The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The 1997-98 Financial Plan does not anticipate any provider tax disallowance.
On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns, and negotiations are ongoing between the State of HCFA. In addition,
the City of New York and other affected parties in t   he health care
industry have filed a lawsuit challenging the constitutionality of the President's line item veto.

THE STATE AUTHORITIES.    There are numerous public authorities with
various responsibilities, including those which finance,     construct
and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.
Since 1980, the State has enacted several taxes - including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax - that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the FY 1996-97, total State assistance to the MTA is estimated at approximately $1.09 billion.
State legislation accompanying the FY 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority and Transit Authority to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.
There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

THE CITY.    The City has required, and continues to require
significant financial assistance from the State. The City depends on the State to enable the City to balance its budget and meet its cash requirements. In the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices and disclosure policies were widely criticized. In 1975, the City encountered severe financial difficulties and lost access to the public credit markets. The State Legislature responded in 1975 by creating the Municipal Assistance Corporation For The City of New York ("MAC") to provide financing assistance for the City and the Financial Control Board to exercise certain oversight and review functions with respect to the City's finances. The Financial Control Board's powers over the City were suspended in June 1986, but would be reinstated (under current law) if the City experiences certain adverse financial circumstances. At the time of the fiscal crisis the State provided substantial financial assistance to the City, the Federal government provided the City with direct seasonal loans and guarantees on the City's long-term debt and the City's labor unions accepted deferrals of wage increases and approved purchases of City bonds by the pension funds. No assurance can be given that similar assistance would again be made available if needed, particularly given the current budgetary
constraints faced by    both the Federal and State governments    .
The City provides services usually undertaken by counties, school districts or special districts in other large urban areas, including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates that the City assume the local share of public assistance and Medicaid costs. For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base. Pursuant to the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act" or the "Act"), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the 1997-2000 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly effect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in tax revenues, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of New York City Health and Hospitals Corporation and the Board of Education to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief, and the impact on City revenues of proposals for federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1997-2000 Financial Plan will be realized. Due to the uncertainty existing on the federal and state levels, the ultimate adoption of the State budget for FY 1998-99 may result in substantial reductions in projected expenditures for social spending programs. Cost-containment assumptions contained in the 1997-2000 Financial Plan and the City FY 1998-99 budget may therefore be significantly adversely affected upon the final adoption of the State budget for FY 1998-99. Furthermore, actions taken in recent fiscal years to avert deficits may have reduced the City's flexibility in responding to future budgetary imbalances, and have deferred certain expenditures to later fiscal years.
The 1997-2000 Financial Plan published on November 14, 1996 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June, 1996 Financial Plan. The 1997-2000 Financial Plan projects revenues and expenditures for FY 1996-97 balanced in accordance with GAAP, and projects gaps of $1.2 billion, $2.1 billion and $3.0 billion for the 1998, 1999 and 2000 fiscal years, respectively.
In connection with the Financial Plan, the City has outlined a gap-closing program for the 1998 through 2000 fiscal years to eliminate the remaining $1.2 billion, $2.1 billion and $3.0 billion projected budget gaps for such fiscal years. This program, which is not specified in detail, assumes additional agency programs to reduce expenditures or increase revenues by $400 million, $950 million and $1.4 billion in the 1998 through 2000 fiscal years, respectively; additional revenue initiatives and asset sales of $76 million, $229 million and $281 million in the 1998 through 2000 fiscal years, respectively; additional Federal and State aid of $250 million, $250 million and $325 million in the 1998 through 2000 fiscal years, respectively; additional reductions in entitlement costs of $400 million, $600 million and $975 million in the 1998 through 2000 fiscal years, respectively; and availability in each of the 1998 through 2000 fiscal years of $100 million of the General Reserve.
The City's projected budget gaps for the 1999 and 2000 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1998 budget are not taken into account in projecting the budget gaps for the 1999 and 2000 fiscal years.
Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1997 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.
The City derives its revenues from a variety of local taxes, user charges, miscellaneous revenues and federal and State unrestricted and categorical grants. The City projected that local revenues would provide approximately 67.8% of total revenues in FY 1996-97 while federal aid, including categorical grants, will provide 11.9% in FY 1996-97 and State aid, including unrestricted aid and categorical grants, will provide 20.3% in FY 1996-97. The largest source of the City's revenues is the real estate tax (approximately 21% of total revenues projected for FY 1996-97), at rates levied by the City council (subject to certain State constitutional limits). The City derives the remainder of its tax revenues from a variety of other economically sensitive local taxes (subject to authorization by the legislature), including: a local sales and compensating use tax (primarily dedicated to MAC debt service) imposed in addition to the State's retail sales tax; the personal income tax on City residents and the earnings tax on non-residents; a general corporation tax; and a financial corporation tax. High tax burdens in the City impose political and economic constraints on the ability of the City to increase local tax rates. The City's four-year financial plans have been the subject of extensive public comment and criticism, principally questioning the reasonableness of assumptions that the City will have the capacity to generate sufficient revenues in the future to provide the level of services contained in such City financial plans. On July 10, 1995, S&P lowered the City's credit rating from A- to BBB+, among the lowest ratings of any major city in the country. The rating agency cited specifically the City budget's reliance on "one-shot" measures to balance the budget for FY 1995-96 without rectifying the underlying structural problems, its continued optimistic projections of State and federal aid, and continued high debt levels.
According to the New York City Independent Budget Office forecast of City Revenues and Expenditures for FY 1998 the City is in particularly good shape. In addition, to $514 million reserve in a budget stabilization account, the City is projected to end FY 1998 with a surplus of $120 million. However, in accordance with state law excess funds cannot be carried over from one year to the next year. Therefore, all excess funds are used to prepay expenses that would otherwise be incurred next year; thereby lowering FY 1999 spending needs.
The City is the largest municipal debt issuer in the nation, and has more than doubled its debt load since the end of FY 1987-88, in large measure to rehabilitate its extensive, aging physical plant. The City's seasonal borrowing needs increased significantly during FY 1989-90 and FY 1990-91, largely due to delayed State aid payments, and totalled $2.25 billion in FY 1991-92, $1.40 billion in FY 1992-93, $1.75 billion in FY 1993-94, $2.2 billion in FY 1994-95, $2.4 billion in FY 1995-96 and $2.4 billion in FY 1996-97.
The City makes substantial capital expenditures to reconstruct and rehabilitate the City's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. However, when operating revenues come under increasing pressure, funding levels of the City's capital program are reduced from those previously forecast in order to reduce debt service costs. In addition, the City's projection of total debt subject to the general debt limit that would be required to fund the Updated Ten-Year Capital Strategy published in April 1995 indicated that, if no action were taken, projected contracts for capital projects and debt issuance
ma   y exceed the general debt limit by the end of FY 1996-97 and would exceed the general debt limit by a substantial amount thereafter.

OTHER LOCALITIES. Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance during the State's FY 1997-98 and thereafter. Fiscal difficulties experienced by the City of Yonkers, for example, could result in State actions to allocate State resources in amounts that cannot yet be determined. Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.
Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994. SPECIAL CONSIDERATIONS REGARDING PUERTO RICO
The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact that would render such information materially inaccurate. The economy of Puerto Rico is fully integrated with that of the United States. In fiscal 1997, trade with the United States accounted for approximately 88% of Puerto Rico's exports and approximately 62% of its imports. In this regard, in fiscal 1997 Puerto Rico experienced a $2.7 billion positive adjusted merchandise trade balance.
Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1997, aggregate personal income was $32.1 billion ($30.0 billion in 1992 prices) and personal per capita income was $8,509 ($7,957 in 1992 prices). Gross product in fiscal 1993 was $25.1 billion ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997 (13.0% in 1992 prices).
Puerto Rico's economic expansion, which has lasted over ten years, continued throughout the five-year period from fiscal 1993 through fiscal 1997. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included Government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers, and the relatively low cost of borrowing funds during the period.
Average employment increased from 999,000 in fiscal 1993 to 1,128,300 in fiscal 1997. Unemployment, although at relatively low historical levels, remains above the U.S. average. Average unemployment decreased from 16.8% in fiscal 1993 to 13.1% in fiscal 1997.
Manufacturing is the largest sector in the economy accounting for $19.8 billion or 41.2% of gross domestic product in fiscal 1997. The manufacturing sector employed 153,273 workers as of March 1997. Manufacturing in Puerto Rico is now more diversified than during earlier phases of industrial development. In the last two decades industrial development has tended to be more capital intensive and dependent on skilled labor. This gradual shift is best exemplified by heavy investment in pharmaceuticals, scientific instruments, computers, microprocessors, and electrical products over the last decade. The service sector, which includes wholesale and retail trade and finance, insurance, real estate, hotels and related services, and other services, ranks second in its contribution to gross domestic product and is the sector that employs the greatest number of people. In fiscal 1997, the service sector generated $18.4 billion in gross domestic product or 38.2% of the total. Employment in this sector grew from 467,000 in fiscal 1993 to 551,000 in fiscal 1997, a cumulative increase of 17.8%. This increase was greater than the 12.9% cumulative growth in employment over the same period providing 48% of total employment. The Government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1997, the Government accounted for $5.2 billion of Puerto Rico's gross domestic product and provided 10.9% of the total employment. The construction industry has experienced real growth since fiscal 1987. In fiscal 1997, investment in construction rose to $4.7 billion, an increase of 14.7% as compared to $4.1 billion for fiscal 1996. Tourism also contributes significantly to the island economy, accounting for $2.0 billion of gross domestic product in fiscal 1997.
The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the Government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing Government-imposed regulatory restraints.
The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system. Another initiative is the improvement and expansion of Puerto Rico's infrastructure to facilitate private sector development and growth, such as the construction of the water pipeline and cogeneration facilities described below and the construction of a light rail system for the San Juan metropolitan area.
The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 10,877 at the end of fiscal 1997 and to a projected 11,972 by the end of fiscal 1998.
The New Economic Model also seeks to reduce the size of the Government's direct contribution to gross domestic product. As part of this goal, the Government has transferred certain Governmental operations and sold a number of its assets to private parties. Among these are: (i) the Government sold the assets of the Puerto Rico Maritime Authority; (ii) the Government executed a five-year management agreement for the operation and management of the Aqueducts and Sewer Authority by a private company; (iii) the Aqueducts and Sewer Authority executed a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; (iv) the Electric Power Authority executed power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of 800 megawatts) will be constructed; (v) the Corrections Administration entered into operating agreements with two private companies for the operation of three new correctional facilities; (vi) the Government entered into a definitive agreement to sell certain assets of a pineapple juice processing business and sold certain mango growing operations; (vii) the Government is in the process of transferring to local sugar cane growers certain sugar processing facilities; (viii) the Government sold two hotel properties and is currently negotiating the sale of a complex consisting of two hotels and a convention center; and (ix) the Government has announced its intention to sell the Puerto Rico Telephone Company and is currently involved in the sale process.
One of the goals of the Rossello administration is to change Puerto Rico's public health care system from one in which the Government provides free health services to low income individuals through public health facilities owned and administered by the Government to one in which all medical services are provided by the private sector and the Government provides comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this new system, the Government selects, through a bidding system, one private health insurance company in each of several designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. This new health insurance system is now covering 61 municipalities out of a total of 78 on the island. It is expected that 11 municipalities will be added by the end of fiscal 1998 and 5 more by the end of fiscal 1999. The total cost of this program will depend on the number of municipalities included in the program, the number of participants receiving coverage, and the date coverage commences. As of December 31, 1997, over 1.1 million persons were participating in the program at an estimated annual cost to Puerto Rico for fiscal 1998 of approximately $672 million. In conjunction with this program, the operation of certain public health facilities has been transferred to private entities. The Government's current privatization plan for health facilities provides for the transfer of ownership of all health facilities to private entities. The Government sold six health facilities to private companies and is currently in negotiations with other private companies for the sale of thirteen health facilities to such companies.
One of the factors assisting the development of the manufacturing sector in Puerto Rico has been the federal and Commonwealth tax incentives available, particularly those under the Puerto Rico Industrial Incentives Program and Sections 30A and 936 of the Internal Revenue Code 1986, as amended (the "Code").
Since 1948, Puerto Rico has promulgated various industrial incentives laws designed to stimulate industrial investment. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other taxes. The most recent of these laws is Act No. 135 of December 2, 1997 (the "1998 Tax Incentives Law").
 The benefits provided by the 1998 Tax Incentives Law are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. Activities eligible for tax exemption include manufacturing, certain services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Law imposes income tax rates ranging from 2% to 7%. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentives Law also provides various special deductions designated to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.
Under the 1998 Tax Incentives Law, companies are able to repatriate or distribute their profits free of tollgate taxes. In addition, passive income derived from designated investments will continue to be fully exempt from income and municipal license taxes. Individual shareholders of an exempted business will be allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period will be subject to a 4% income tax rate. For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the "economic activity limitation", also known as the "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit, as described below, is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that established operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A credit and the remaining Section 936 credit are discussed below.
SECTION 30A. The 1996 Amendments added a new Section 30A to the Code.
Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").
A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."
The Section 30A credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).
A QDC electing Section 30A of the Code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.
In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.
Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.
SECTION 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year (i) 80% or more of its gross income from sources within Puerto Rico and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.
Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the
Section 936 rules.
As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that elect the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.
In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.
PROPOSAL TO EXTEND THE PHASEOUT OF SECTION 30A. During 1997, the Government of Puerto Rico proposed to Congress the enactment of a new permanent federal incentive program similar to that provided under
Section 30A. Such a program would provide U.S. companies a tax credit based on qualifying wages paid and other wage-related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998 budget submitted by President Clinton to Congress in February 1997 included a proposal to modify Section 30A to
(i) extend the availability of the Section 30A credit indefinitely;
(ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995; and (iii) eliminate the income cap. Although this proposal, was not included in the final fiscal 1998 federal budget, President Clinton's fiscal 1999 budget submitted to Congress again included these modifications to Section 30A. While the Government of Puerto Rico plans to continue lobbying for this proposal, it is not possible at this time to predict whether the
Section 30A credit will be so modified.
OUTLOOK. It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
   To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
   FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
   The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended January 31, 1999 and 1998, the portfolio turnover rates were ___% and 43%, respectively for Spartan New York Municipal Income Fund. [Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.]
[IF THE FUNDS PAID BROKERAGE COMMISSIONS: The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year.] A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. [IF THE FUNDS PAID NO BROKERAGE COMMISSIONS, EDIT AS
APPROPRIATE: For the fiscal year[s] ended [month] [year] [[,/and] [month] [year] [[and [month] [year]]], [the funds/[Name(s) of Fund(s)]] paid no brokerage commissions.]
[IF THE FUNDS PAID BROKERAGE COMMISSIONS: The following table shows the total amount of brokerage commissions paid by each fund.
                                         Fiscal   Total
                                         Year     Amount Paid
                                         Ended

SPARTAN NEW YORK MUNICIPAL MONEY MARKET  January

1999                                              $

1998

1997

NEW YORK MUNICIPAL MONEY MARKET

1999

1998

1997

SPARTAN NEW YORK MUNICIPAL INCOME

1999

1998

1997

 [IF THE FUNDS PAID BROKERAGE COMMISSIONS TO NFSC: Of the following tables, the first shows the total amount of brokerage commissions paid by each fund to NFSC for the past three fiscal years. [The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended [year].] NFSC is paid on a commission basis].]
                                         Fiscal   Total Amount
                                         Year     Paid to NFSC
                                         Ended

SPARTAN NEW YORK MUNICIPAL MONEY MARKET  January

1999                                              $

1998

1997

NEW YORK MUNICIPAL MONEY MARKET

1999

1998

1997

SPARTAN NEW YORK MUNICIPAL INCOME

1999

1998

1997

[  ]

                                         Fiscal      % of          % of
                                         Year        Aggregate     Aggregate Dollar
                                         Ended 1999  Commissions   Amount of
                                                     Paid to NFSC  Transactions
                                                                   Effected through
                                                                   NFSC

SPARTAN NEW YORK MUNICIPAL MONEY MARKET  January      %             %

NEW YORK MUNICIPAL MONEY MARKET          January      %             %

SPARTAN NEW YORK MUNICIPAL INCOME        January      %             %


[(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.]
[NFSC has used a portion of the commissions paid by [the/a] fund to reduce that fund's [FUNDS WITH FLAT FEE STRUCTURE OR GROUP FEE
STRUCTURE: custodian or transfer agent fees/FUNDS WITH ALL-INCLUSIVE FEE STRUCTURE: expenses].]
[IF ANY FUND PAID BROKERAGE COMMISSIONS TO FIRMS FOR RESEARCH SERVICES WITHIN THE LAST FISCAL YEAR: The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended [year].

                                   Fiscal Year  $ Amount of           $ Amount of
                                   Ended 1999   Commissions Paid to    Brokerage
                                                Firms                  Transactions
                                                that Provided          Involved*
                                                Research Services*

SPARTAN NEW YORK MUNICIPAL MONEY   January       $                     $
MARKET

NEW YORK MUNICIPAL MONEY MARKET    January

SPARTAN NEW YORK MUNICIPAL INCOME  January


[*The provision of research services was not necessarily a factor in the placement of all this business with such firms.]
[FOR FUNDS THAT PAID NO BROKERAGE COMMISSIONS TO FIRMS THAT PROVIDED RESEARCH SERVICES: For the fiscal year ended ______, 199_ [the funds/[Name(s) of Fund(s)]] paid no brokerage commissions to firms that provided research services.]
The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or investment accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Each fund's net asset value per share (NAV) is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
TAX-FREE BOND FUND. Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service. Futures contracts and options are valued on the basis of market quotations, if available.
   The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the market value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts
(ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.
MONEY MARKET FUNDS. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.
Securities of other open-end investment companies are valued at their respective NAVs.
At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate. PERFORMANCE
A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. The share price of a bond fund, the yield of a bond/money market fund, and return fluctuate in response to market conditions and other factors, and the value of a bond fund's shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS (MONEY MARKET FUNDS).To compute the yield for a money market fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A money market fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, a money market fund may quote yields in advertising based on any historical seven-day period. Yields for a money market fund are calculated on the same basis as other money market funds, as required by applicable regulation.
   Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
   Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
YIELD CALCULATIONS (BOND FUND). Yields for the fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
   In calculating the fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
The tax-equivalent yield of the fund is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing the fund's yield by the result of one minus a specified combined federal and state and city income tax rate. If only a portion of the fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following tables show the effect of a shareholder's tax status on effective yield under federal, state, and local income tax laws for 1999. The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from _% to _%. Of course, no assurance can be given that the fund will achieve any specific tax-exempt yield. While the fund invests principally in obligations whose interest is exempt from federal and state income tax, other income received by the fund may be taxable. [The tables do not take into account local taxes, if any, payable on fund distributions.]
Use the first table to find your approximate effective tax bracket taking into account federal, state, and city taxes for 1999.

                                                  1999 TAX RATES
Taxable Income*                        Federal    New York   New York   Combined
                                       Marginal   State      City       Federal and   Combined
                                       Rate       Marginal   Marginal   State         Federal, State,
                                                  Rate       Rate       Effective     and Local
                                                                        Rate          Effective
                                                                                      Rate**

Single Return        Joint Return

$                $   $             $    %          %          %          %             %

                                        %          %          %          %             %


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the appropriate table below to determine the tax-equivalent yield for a given tax-free yield.


                             NEW YORK CITY RESIDENTS - TRIPLE TAXES - 1999
                    If your combined federal, state, and local effective tax rate in 1999 is:
                        %            %            %            %            %
To match these

tax-free yields:       Your taxable investment would have to earn the following yield:






                             NEW YORK RESIDENTS (OUTSIDE NEW YORK CITY) - DOUBLE TAXES - 1999
                    If your combined federal and state effective tax rate in 1999 is:
                         %            %           %             %           %


TO MATCH THESE

TAX-FREE YIELDS:        YOUR TAXABLE INVESTMENT WOULD HAVE TO EARN THE FOLLOWING YIELD:






A state municipal fund may invest a portion of its assets in obligations that are subject to state, local or federal income taxes. When a fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally, locally, and state tax-free.
       RETURN CALCULATIONS.    Returns quoted in advertising reflect
all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.
   In addition to average annual returns, the fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of the account closeout fee or the small account fee. Excluding a fund's small account fee or account closeout fee from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
       CALCULATING HISTORICAL MONEY MARKET FUND RESULTS.    The
following table shows performance for each fund.
       CALCULATING HISTORICAL BOND FUND RESULTS.    The following
table shows performance for the fund.
       HISTORICAL MONEY MARKET FUND RESULTS.    The following table
shows each fund's 7-day yield, tax-equivalent yield, and return for the fiscal period ended January 31, 1999. Return figures for Spartan New York Municipal Money Market include the effect of the $5.00 account closeout fee based on an average size account.
       HISTORICAL BOND FUND RESULTS.    The following table shows the
fund's yield, tax-equivalent yield, and return for the fiscal period ended January 31, 1999.
   The tax-equivalent yields for Spartan New York Municipal Money Market, New York Municipal Money Market and Spartan New York Municipal Income are based on a combined effective federal, state and local income tax rate of __% , __% and __%, respectively and reflects that, as of January 31, 1999 [none/an estimated __%[ __%, and __%]] of each fund's income was subject to state and local taxes. Note that each fund may invest in securities whose income is subject to the federal alternative minimum tax.


                                             AVERAGE ANNUAL RETURNS                  CUMULATIVE RETURNS

                      SEVEN-DAY  TAX-        ONE                     FIVE   LIFE OF  ONE                 FIVE
                      YIELD      EQUIVALENT  YEAR                    YEARS  FUND*    YEAR                YEARS  LIFE OF
                                 YIELD                                                                          FUND*



SPARTAN NY MUNICIPAL   %          %           %                       %      %        %                   %      %
MONEY MARKET


 * From Commencement of Operations (February 3, 1990)

                                     AVERAGE ANNUAL RETURNS                 CUMULATIVE RETURNS

              SEVEN-DAY  TAX-        ONE                     FIVE     TEN   ONE                 FIVE
              YIELD      EQUIVALENT  YEAR                    YEARS  YEARS   YEAR                YEARS    TEN
                         YIELD                                                                         YEARS



NY MUNICIPAL   %          %           %                       %      %       %                   %      %
MONEY MARKET




                                          AVERAGE ANNUAL RETURNS                CUMULATIVE RETURNS

                  THIRTY-DAY  TAX-        ONE                     FIVE   TEN    ONE                 FIVE
                  YIELD       EQUIVALENT  YEAR                    YEARS  YEARS  YEAR                YEARS  TEN
                              YIELD                                                                        YEARS



SPARTAN NY         %           %           %                       %      %      %                   %      %
MUNICIPAL INCOME



Note: If FMR had not reimbursed certain fund expenses during these periods, each fund's returns would have been lower.
If FMR had not reimbursed certain fund expenses during these periods, Spartan New York Municipal Income's yield and tax equivalent yield would have been ___% and __%, respectively.
The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended January 31, 1999 or life of fund, as applicable, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below. During the period from February 3, 1990 (commencement of operations) to January 31, 1999, a hypothetical $10,000 investment in Spartan New York Municipal Money Market would have grown to $______.

SPARTAN NEW YORK MUNICIPAL MONEY MARKET                                                   INDEXES

FISCAL YEAR                              VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P 500  DJIA  COST OF
ENDED                                    INITIAL     REINVESTED     REINVESTED     VALUE                 LIVING[**]
                                         $10,000     DIVIDEND       CAPITAL GAIN
                                         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







1999                                     $           $              $              $      $        $     $

1998                                     $           $              $              $      $        $     $

1997                                     $           $              $              $      $        $     $

1996                                     $           $              $              $      $        $     $

1995                                     $           $              $              $      $        $     $

1994                                     $           $              $              $      $        $     $

1993                                     $           $              $              $      $        $     $

1992                                     $           $              $              $      $        $     $

1991*                                    $           $              $              $      $        $     $


* From February 3, 1990 (commencement of operations).
[** From month-end closest to initial investment date.]
Explanatory Notes: With an initial investment of $10,000 in Spartan New York Municipal Money Market on February 3, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends. [The [money market] fund[s] did not distribute any capital gains during the period.] [The figures in the table do not include the effect of the fund's account closeout fee.]
During the 10-year period ended January 31, 1999, a hypothetical $10,000 investment in New York Municipal Money Market would have grown to $______.


NEW YORK MUNICIPAL MONEY MARKET                                                   INDEXES

FISCAL YEAR                      VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P 500  DJIA  COST OF
ENDED                            INITIAL     REINVESTED     REINVESTED     VALUE                 LIVING[**]
                                 $10,000     DIVIDEND       CAPITAL GAIN
                                 INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







1999                             $           $              $              $      $        $     $

1998                             $           $              $              $      $        $     $

1997                             $           $              $              $      $        $     $

1996                             $           $              $              $      $        $     $

1995                             $           $              $              $      $        $     $

1994                             $           $              $              $      $        $     $

1993                             $           $              $              $      $        $     $

1992                             $           $              $              $      $        $     $

1991                             $           $              $              $      $        $     $

1990                             $           $              $              $      $        $     $


[** From month-end closest to initial investment date.]
Explanatory Notes: With an initial investment of $10,000 in New York Municipal Money Market on February 1, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends. [The [money market] fund[s] did not distribute any capital gains during the period.]. During the 10-year period ended January 31, 1999, a hypothetical $10,000 investment in Spartan New York Municipal Income would have grown to $______.


SPARTAN NEW YORK MUNICIPAL INCOME                                                   INDEXES

FISCAL YEAR                        VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P 500  DJIA  COST OF
ENDED                              INITIAL     REINVESTED     REINVESTED     VALUE                 LIVING[**]
                                   $10,000     DIVIDEND       CAPITAL GAIN
                                   INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







1999                               $           $              $              $      $        $     $

1998                               $           $              $              $      $        $     $

1997                               $           $              $              $      $        $     $

1996                               $           $              $              $      $        $     $

1995                               $           $              $              $      $        $     $

1994                               $           $              $              $      $        $     $

1993                               $           $              $              $      $        $     $

1992                               $           $              $              $      $        $     $

1991                               $           $              $              $      $        $     $

1990                               $           $              $              $      $        $     $


[** From month-end closest to initial investment date.]
Explanatory Notes: With an initial investment of $10,000 in Spartan New York Municipal Income on February 1, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds. From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The bond fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.
A fund's performance may also be compared to that of each benchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index. Unlike a fund's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The municipal bond fund may compare its performance to the Lehman Brothers Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of one year or more. In addition, Spartan New York Municipal Income may compare its performance to that of the Lehman Brothers New York 4 Plus Year Municipal Bond Index, a market value-weighted index of New York investment-grade municipal bonds with maturities of four years or more. Issues included in the index have been issued after December 31, 1990 and have an outstanding par value of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.
A money market fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark), which is reported in IBC's MONEY FUND REPORT(trademark), covers over ___ name type money market funds.
The bond fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A bond fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a bond fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate price movements over specific periods of time for a bond fund. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A bond fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of January 31, 1999, FMR advised over $__ billion in municipal fund assets, $__ billion in taxable fixed-income fund assets, $__ billion in money market fund assets, $___ billion in equity fund assets, $__ billion in international fund assets, and $___ billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
DISTRIBUTIONS AND TAXES
DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction. Each fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.
   Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of each fund's policies of investing so that at least 80% of its income distributions is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.
A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains. Dividends resulting from a recharacterization of gain from the sale of bonds purchased at market discount after April 30, 1993 are not considered income for purposes of each fund's policy of investing so that at least 80% of its income distributions is free from federal income tax.
NEW YORK TAX MATTERS. Individual shareholders of a fund will not be required to include their gross income for New York State and City purposes any portion of distributions received from a fund that are directly attributable (i) to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City) or (ii) provided that a fund qualifies as a RIC and satisfies the requirement that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations the interest of which are tax-exempt for federal income tax purposes. Distributions from a fund that are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to individual shareholders as ordinary income. Shareholders of a fund that are subject to the New York State corporation franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by a fund in their "entire net income" for purposes of such taxes and will be required to include their shares of a fund in their investment capital for purposes of such taxes.
If a shareholder is subject to unincorporated business taxation by New York City, income and gains distributed by a fund will be subject to such taxation except to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City). However, shareholders of a fund will not be subject to the unincorporated business tax imposed by New York City solely by reason of their ownership of shares in a fund.
Shares of a fund will not be subject to property taxes imposed by New York State or City.
Interest on indebtedness incurred to purchase, or continued to carry, shares of New York Municipal Income generally will not be deductible for New York State personal income tax purposes.
Interest income on a fund that is distributed to its shareholders will generally not be taxable to a fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.
The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of New York State and City presently in effect as they directly govern the taxation of shareholders of a fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to a fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning New York State and City matters.
CAPITAL GAINS DISTRIBUTIONS. Each fund's long-term capital gains distributions are federally taxable to shareholders generally as capital gains. Each money market fund may distribute any net realized capital gains once a year or more often, as necessary.
[As of Fiscal Year End 1, 199_, [the/each] [fund/[Name(s) of Fund(s)]] had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on Fiscal Year End 1, 199_, ____, and ____ , respectively, is available to offset future capital gains.]
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trusts are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (67), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (66), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (56), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (65), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997).
*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). DWIGHT D. CHURCHILL (45), is Vice President of Bond Funds, Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
BOYCE I. GREER (42), is Vice President of Money Market Funds (1997), Group Leader of the Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).
FRED L. HENNING, JR. (59), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
DIANE    M.     McLAUGHLIN    (35), is Vice President of Fidelity New
York Municipal Money Market Fund (1997), Spartan New York Municipal Money Market Fund (1997), and other funds advised by FMR. Prior to her current responsibilities, Ms. McLaughlin served as a senior trader and managed a variety of funds.
NORMAN    U.     LIND (42), is Vice President        of Spartan New
York Municipal Income Fund (1996),    and     other funds advised by
FMR.    Prior to his current responsibilities, Mr. Lind managed a
variety of Fidelity funds.
ERIC D. ROITER (50), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   MATTHEW N. KARSTETTER (37), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).
STANLEY N. GRIFFITH (52), Assistant Vice President (1998), is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.
JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (53), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (40), Assistant Treasurer (1996), is Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended January 31, 1999, or calendar year ended December 31, 1998, as applicable.


COMPENSATION TABLE
TRUSTEES                       AGGREGATE          AGGREGATE         AGGREGATE          TOTAL
AND                            COMPENSATION       COMPENSATION      COMPENSATION       COMPENSATION
MEMBERS OF THE ADVISORY BOARD  FROM               FROM              FROM               FROM THE
                               SPARTAN NEW YORK   NEW YORK          SPARTAN NEW YORK   FUND COMPLEX*
                               MUNICIPAL MONEY    MUNICIPAL MONEY   MUNICIPAL INCOME   A
                               MARKET [B,]C       MARKET [B,]D      [B,]E


J. GARY BURKHEAD **            $ 0                $ 0               $ 0                $ 0

RALPH F. COX                   $                  $                 $                  $ 223,500

PHYLLIS BURKE DAVIS            $                  $                 $                  $ 220,500

ROBERT M. GATES                $                  $                 $                  $223,500

EDWARD C. JOHNSON 3D **        $ 0                $ 0               $ 0                $ 0

E. BRADLEY JONES               $                  $                 $                  $ 222,000

DONALD J. KIRK                 $                  $                 $                  $ 226,500

PETER S. LYNCH **              $ 0                $ 0               $ 0                $ 0

WILLIAM O. MCCOY               $                  $                 $                  $ 223,500

GERALD C. MCDONOUGH            $                  $                 $                  $ 273,500

MARVIN L. MANN                 $                  $                 $                  $ 220,500

ROBERT C. POZEN**              $ 0                $ 0               $ 0                $ 0

THOMAS R. WILLIAMS             $                  $                 $                   $223,500


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund[s] and Mr. Burkhead are compensated by FMR.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.
[B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.]
[C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]
[D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__;] Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]
[E The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]
[F Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
[As of [ ], approximately __% of [Fund Name(s)]'s total outstanding shares was held by [FMR] [[and] [an] FMR affiliate[s]]. FMR Corp. is the ultimate parent company of [FMR] [[and] [this/these] FMR affiliate[s]]. By virtue of his ownership interest in FMR Corp., as described in the "Control of Investment Adviser[s]" section on page ___, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of [Fund Name(s)]'s shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than __% of each fund's total outstanding shares.]
[As of [ ], the Trustees, Members of the Advisory Board, and officers of [the/each] fund owned, in the aggregate, less than __% of [[each fund/[Fund Name(s)]]'s total outstanding shares.]
[As of [ ], the following owned of record or beneficially 5% or more (up to and including 25%) of [[each fund/[Fund Name(s)]]'s outstanding shares:]
[As of [ ], approximately ____% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER]; approximately ___% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER]; and approximately ___% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER].]
[A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.]
CONTROL OF INVESTMENT ADVISERS
   FMR Corp., organized in 1972, is the ultimate parent company of FMR and FIMM. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
MANAGEMENT CONTRACTS
Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES (NEW YORK MUNICIPAL MONEY MARKET AND SPARTAN NEW YORK MUNICIPAL INCOME ). In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT-RELATED EXPENSES (SPARTAN NEW YORK MUNICIPAL MONEY MARKET). Under the terms of its management contract with the fund, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services, pricing and bookkeeping services.
FMR pays all other expenses of Spartan New York Municipal Money Market with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. MANAGEMENT FEES. For the services of FMR under the management contract, Spartan New York Municipal Money Market pays FMR a monthly management fee at the annual rate of 0.50% of the fund's average net assets throughout the month.
The management fee paid to FMR by Spartan New York Municipal Money Market is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
For the services of FMR under the management contract, New York Municipal Money Market and Spartan New York Municipal Income, each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP    ANNUALIZED  GROUP NET       EFFECTIVE ANNUAL FEE
ASSETS           RATE        ASSETS          RATE

 0 - $3 BILLION  .3700%       $ 0.5 BILLION  .3700%

 3 - 6           .3400         25            .2664

 6 - 9           .3100         50            .2188

 9 - 12          .2800         75            .1986

 12 - 15         .2500         100           .1869

 15 - 18         .2200         125           .1793

 18 - 21         .2000         150           .1736

 21 - 24         .1900         175           .1690

 24 - 30         .1800         200           .1652

 30 - 36         .1750         225           .1618

 36 - 42         .1700         250           .1587

 42 - 48         .1650         275           .1560

 48 - 66         .1600         300           .1536

 66 - 84         .1550         325           .1514

 84 - 120        .1500         350           .1494

 120 - 156       .1450         375           .1476

 156 - 192       .1400         400           .1459

 192 - 228       .1350         425           .1443

 228 - 264       .1300         450           .1427

 264 - 300       .1275         475           .1413

 300 - 336       .1250         500           .1399

 336 - 372       .1225         525           .1385

 372 - 408       .1200         550           .1372

 408 - 444       .1175

 444 - 480       .1150

 480 - 516       .1125

 OVER 516        .1100

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $___ billion of group net assets - the approximate level for January 1999 - was __%, which is the weighted average of the respective fee rates for each level of group net assets up to $__ billion.
The individual fund fee rate for New York Municipal Money Market and Spartan New York Municipal Income is 0.25%. Based on the average group net assets of the funds advised by FMR for January 1999, each fund's annual management fee rate would be calculated as follows:

                     GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       MANAGEMENT
                                                                         FEE RATE

NEW YORK MUNICIPAL   0.___%          +    0.25%                     =    0.___%
MONEY MARKET

SPARTAN NEW YORK     0.___%          +    0.25%                     =    0.___%
MUNICIPAL INCOME




One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years [and the amount of credits reducing management fees for Spartan New York Municipal Money Market].

FUND                         FISCAL YEARS ENDED  [AMOUNT OF        MANAGEMENT FEES
                             JANUARY 31          CREDITS REDUCING  PAID TO FMR
                                                 MANAGEMENT FEES]

SPARTAN NEW YORK MUNICIPAL   1999                $                 $ *
MONEY MARKET

                             1998                $                 $ *

                             1997                $                 $ *

NEW YORK MUNICIPAL MONEY     1999                                  $
MARKET

                             1998                                  $

                             1997                                  $

SPARTAN NEW YORK MUNICIPAL   1999                                  $
INCOME

                             1998                                  $

                             1997                                  $


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.
During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedules on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase. FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which, in the case of certain funds, is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.
During the past three fiscal years, FMR voluntarily agreed to reimburse Spartan New York Municipal Income if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitations for the applicable fund; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.
The reimbursement arrangement that is in effect for Spartan New York Municipal Income will continue through December 31, 1999, after which time FMR may elect to discontinue it.

                 PERIODS OF                       AGGREGATE   FISCAL YEARS  MANAGEMENT     AMOUNT OF
                 EXPENSE LIMITATION               OPERATING   ENDED         FEE BEFORE     MANAGEMENT
                 FROM TO                          EXPENSE     JANUARY 31    REIMBURSEMENT  FEE
                                                  LIMITATION                               REIMBURSEMENT

SPARTAN NEW      JANUARY 9,                        0.53%      1999          $              $
YORK MUNICIPAL   1998
INCOME

                 APRIL 1, 1997       JANUARY 8,    0.55%      1998          $              $
                                     1998


       SUB-ADVISER.    On behalf of New York Municipal Money Market
and Spartan New York Municipal Money Market, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for the funds. Previously, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to the funds. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.
   On behalf of Spartan New York Municipal Income, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for the fund.
   Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.
Fees paid to FMR Texas by FMR on behalf of New York Municipal Money Market and Spartan New York Municipal Market for the past three fiscal years are shown in the table below.

FUND                                     FISCAL YEAR ENDED JANUARY 31  FEES PAID TO FMR TEXAS

NEW YORK MUNICIPAL MONEY MARKET          1999                          $

                                         1998                          $

                                         1997                          $

SPARTAN NEW YORK MUNICIPAL MONEY MARKET  1999                          $

                                         1998                          $

                                         1997                          $


   On behalf of Spartan New York Municipal Money Market and New York Municipal Money Market for the fiscal year ended January 31, 1999 FMR paid FIMM fees of $__ and $__, respectively. Fees paid to FIMM by FMR on behalf of Spartan New York Municipal Income for the past fiscal year are shown in the table below.

FUND                               FISCAL YEAR ENDED JANUARY 31  FEES PAID TO FIMM

SPARTAN NEW YORK MUNICIPAL INCOME  1999                          $


DISTRIBUTION SERVICES
   Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for [Fund Name] shares. [Payments made by FMR either directly or through FDC to intermediaries for the fiscal year ended [year] amounted to $____ [for [Fund Name]], $____ [for [Fund Name]], and $_____ [for [Fund Name]].
[FMR made no payments either directly or through FDC to intermediaries for the fiscal year ended [year].]
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
TRANSFER AND SERVICE AGENT AGREEMENTS
Each fund has entered into a transfer agent agreement with UMB, which is located at 1010 Grand Avenue, Kansas City, Missouri. Under the terms of the agreements, UMB provides transfer agency, dividend disbursing, and shareholder services for each fund. UMB in turn has entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to UMB. For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC collects a $5.00 exchange fee for each exchange out of Spartan New York Municipal Money Market.
FSC also collects Spartan New York Municipal Money Market's $5.00 wire redemption fee.
FSC also collects Spartan New York Municipal Money Market's $5.00 account closeout fee.
FSC also collects Spartan New York Municipal Money Market's $2.00 checkwriting fee.
FSC also collects Spartan New York Municipal Money Market's $5.00 wire transaction fee.
In addition, UMB receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with UMB. Under the terms of the agreements, UMB provides pricing and bookkeeping services for each fund. UMB in turn has entered into sub-service agent agreements with FSC . Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0400% for fixed-income funds, and .0175% for money market funds of the first $500 million of average net assets and .0200% for fixed-income funds, and .0075% for money market funds of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 for fixed-income funds and $40,000 for money market funds and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

FUND                               1999  1998  1997

NEW YORK MUNICIPAL MONEY MARKET    $     $     $

SPARTAN NEW YORK MUNICIPAL INCOME  $     $     $

For Spartan New York Municipal Money Market, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services and pricing and bookkeeping services under the terms of its management contract with the fund.
DESCRIPTION OF THE TRUSTS
TRUST ORGANIZATION. Spartan New York Municipal Money Market Fund and Fidelity New York Municipal Money Market Fund are funds of Fidelity New York Municipal Trust II, an open-end management investment company organized as a Delaware business trust on June 20, 1991. Spartan New York Municipal Income Fund is a fund of Fidelity New York Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on April 25, 1983. On March 23, 1998, Spartan New York Municipal Income Fund changed its name from Fidelity New York Municipal Income Fund to Spartan New York Municipal Income Fund. Currently, there are two funds in Fidelity New York Municipal Trust II: Spartan New York Municipal Money Market Fund and Fidelity New York Municipal Money Market Fund Currently, there is one fund in Fidelity New York Municipal Trust: Spartan New York Municipal Income Fund. The Trustees are permitted to create additional funds in the trusts.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds.
The assets of the Massachusetts trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the Massachusetts trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the Massachusetts trust shall be allocated between or among any one or more of its funds.
The assets of the Delaware trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the Delaware trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the Delaware trust shall be allocated between or among any one or more of its funds.
SHAREHOLDER LIABILITY - MASSACHUSETTS TRUST. The Massachusetts trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees relating to the trust shall include a provision limiting the obligations created thereby to the Massachusetts trust and its assets.
The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
SHAREHOLDER LIABILITY - DELAWARE TRUST. The Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
VOTING RIGHTS - MASSACHUSETTS TRUST. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
VOTING RIGHTS - DELAWARE TRUST. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by a vote of shareholders. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution. Under the Trust Instrument, the Trustees may, without shareholder vote, in order to change the form of organization of the trust cause the trust to merge or consolidate with one or more trusts, partnerships, associations, limited liability companies or corporations, as long as the surviving entity is an open-end management investment company, or is a fund thereof, that will succeed to or assume the trust's registration statement, or cause the trust to incorporate under Delaware law.
CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.
FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.                                    , 160 Federal Street,
Boston, Massachusetts serves as the funds' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended January 31, 1999, and report(s) of the auditor, are included in the funds' Annual Report and are incorporated herein by reference.
APPENDIX
Spartan, Fidelity, Fidelity Investments and (Pyramid) Design, Fidelity Focus, IBC's MONEY FUND REPORT, IBC's MONEY FUND REPORT AVERAGES, and Quotron are registered trademarks of FMR Corp.
[The third party marks appearing above are the marks of their respective owners.]
New York Municipal Trust

PART C.  OTHER INFORMATION
Item 23. Exhibits
 (a) Amended and Restated Declaration of Trust, dated March 17, 1994, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 33.
 (b) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (c) Not applicable.
 (d) (1) Management Contract between Fidelity New York Municipal Income Fund (currently known as Spartan New York Municipal Income
Fund) and Fidelity Management & Research Company, dated February 1, 1994, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 35.
        (2) Sub-Advisory Agreement between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, dated January 1, 1999, is filed herein as Exhibit d(2).
 (e) (1) General Distribution Agreement between Fidelity New York Municipal Income Fund (currently known as Spartan New York Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 33.
        (2) Amendment to General Distribution Agreements between Fidelity New York Municipal Income Fund (currently known as Spartan New York Municipal Income Fund) and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 33.
        (3) Amendments to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to
Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
 (f) (1) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
       (2) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 (g) (1) Custodian Agreement, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8 of Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
        (2) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8(b) of Fidelity Municipal Trust II's Post-Effective Amendment No. 17 (File No. 33-43986).
 (h) Not applicable.
 (i) Not applicable.
 (j) Not applicable.
 (k) Not applicable.
 (l) Not applicable.
 (m) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New York Municipal Income Fund (currently known as Spartan New York Municipal Income Fund) is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 33.
 (n) Not applicable.
 (o) Not applicable.


Item 24. Trusts Controlled by or under Common Control with this Trust The Board of Trustees of the Trust is the same as the board of other
Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.


Item 25. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FSC for FSC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 26. Business and Other Connections of Investment Advisers
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
    82 Devonshire Street, Boston, MA 02109
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

EDWARD C. JOHNSON 3D       CHAIRMAN OF THE BOARD AND DIRECTOR OF FMR; PRESIDENT
                           AND CHIEF EXECUTIVE OFFICER OF FMR CORP.; CHAIRMAN
                           OF THE BOARD AND DIRECTOR OF FMR CORP., FIDELITY
                           INVESTMENTS MONEY MANAGEMENT, INC. (FIMM), FIDELITY
                           MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.), AND
                           FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC. (FMR
                           FAR EAST); CHAIRMAN OF THE EXECUTIVE COMMITTEE OF
                           FMR; DIRECTOR OF FIDELITY INVESTMENTS JAPAN LIMITED
                           (FIJ); PRESIDENT AND TRUSTEE OF FUNDS ADVISED BY FMR.



ROBERT C. POZEN            PRESIDENT AND DIRECTOR OF FMR; SENIOR VICE PRESIDENT
                           AND TRUSTEE OF FUNDS ADVISED BY FMR; PRESIDENT AND
                           DIRECTOR OF FIMM, FMR U.K., AND FMR FAR EAST;
                           PREVIOUSLY, GENERAL COUNSEL, MANAGING DIRECTOR, AND
                           SENIOR VICE PRESIDENT OF FMR CORP.



PETER S. LYNCH             VICE CHAIRMAN OF THE BOARD AND DIRECTOR OF FMR.



JOHN H. CARLSON            VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



DWIGHT D. CHURCHILL        SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF
                           BOND FUNDS ADVISED BY FMR; VICE PRESIDENT OF FIMM.



BRIAN CLANCY               VICE PRESIDENT OF FMR AND TREASURER OF FMR, FIMM,
                           FMR U.K., AND FMR FAR EAST.



BARRY COFFMAN              VICE PRESIDENT OF FMR.



ARIEH COLL                 VICE PRESIDENT OF FMR.



FREDERIC G. CORNEEL        TAX COUNSEL OF FMR.



STEPHEN G. MANNING         ASSISTANT TREASURER OF FMR, FIMM, FMR U.K., FMR
                           FAR EAST; VICE PRESIDENT AND TREASURER OF FMR CORP.;
                           TREASURER OF STRATEGIC ADVISERS, INC.



WILLIAM DANOFF             SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF A
                           FUND ADVISED BY FMR.



SCOTT E. DESANO            VICE PRESIDENT OF FMR.



PENELOPE DOBKIN            VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



WALTER C. DONOVAN          VICE PRESIDENT OF FMR.



BETTINA DOULTON            VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



MARGARET L. EAGLE          VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



WILLIAM R. EBSWORTH        VICE PRESIDENT OF FMR.



RICHARD B. FENTIN          SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF A
                           FUND ADVISED BY FMR.



GREGORY FRASER             VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



JAY FREEDMAN               ASSISTANT CLERK OF FMR; CLERK OF FMR CORP., FMR
                           U.K., FMR FAR EAST, AND STRATEGIC ADVISERS, INC.;
                           SECRETARY OF FIMM; ASSOCIATE GENERAL COUNSEL FMR
                           CORP.



DAVID L. GLANCY            VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



BARRY A. GREENFIELD        VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



BOYCE I. GREER             SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF
                           MONEY MARKET FUNDS ADVISED BY FMR; VICE PRESIDENT
                           OF FIMM.



BART A. GRENIER            SENIOR VICE PRESIDENT OF FMR; VICE PRESIDENT OF
                           HIGH-INCOME FUNDS ADVISED BY FMR.



ROBERT HABER               VICE PRESIDENT OF FMR.



RICHARD C. HABERMANN       SENIOR VICE PRESIDENT OF FMR; VICE PRESIDENT OF FUNDS
                           ADVISED BY FMR.



FRED L. HENNING JR.        SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF
                           FIXED-INCOME FUNDS ADVISED BY FMR.



BRUCE T. HERRING           VICE PRESIDENT OF FMR.



ROBERT F. HILL             VICE PRESIDENT OF FMR; DIRECTOR OF TECHNICAL RESEARCH.



ABIGAIL P. JOHNSON         SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF
                           FUNDS ADVISED BY FMR;  DIRECTOR OF FMR CORP.;
                           ASSOCIATE DIRECTOR AND SENIOR VICE PRESIDENT OF EQUITY
                           FUNDS ADVISED BY FMR.



DAVID B. JONES             VICE PRESIDENT OF FMR.



STEVEN KAYE                VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



FRANCIS V. KNOX            VICE PRESIDENT OF FMR; COMPLIANCE OFFICER OF FMR
                           U.K. AND FMR FAR EAST.



HARRIS LEVITON             VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



BRADFORD E. LEWIS          VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



RICHARD R. MACE JR.        VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



CHARLES A. MANGUM          VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



KEVIN MCCAREY              VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



NEAL P. MILLER             VICE PRESIDENT OF FMR.



JACQUES PEROLD             VICE PRESIDENT OF FMR.



ALAN RADLO                 VICE PRESIDENT OF FMR.



ERIC D. ROITER             SENIOR VICE PRESIDENT AND GENERAL COUNSEL OF FMR AND
                           SECRETARY OF FUNDS ADVISED BY FMR.



LEE H. SANDWEN             VICE PRESIDENT OF FMR.



PATRICIA A. SATTERTHWAITE  VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



FERGUS SHIEL               VICE PRESIDENT OF FMR.



RICHARD A. SILVER          VICE PRESIDENT OF FMR.



CAROL A. SMITH-FACHETTI    VICE PRESIDENT OF FMR.



STEVEN J. SNIDER           VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



THOMAS T. SOVIERO          VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



RICHARD SPILLANE           SENIOR VICE PRESIDENT OF FMR; ASSOCIATE DIRECTOR AND
                           SENIOR VICE PRESIDENT OF EQUITY FUNDS ADVISED BY FMR;
                           PREVIOUSLY, SENIOR VICE PRESIDENT AND DIRECTOR OF
                           OPERATIONS AND COMPLIANCE OF FMR U.K.



THOMAS M. SPRAGUE          VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



ROBERT E. STANSKY          SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF A
                           FUND ADVISED BY FMR.



SCOTT D. STEWART           VICE PRESIDENT OF FMR.



THOMAS SWEENEY             VICE PRESIDENT OF FMR.



BETH F. TERRANA            SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF A
                           FUND ADVISED BY FMR.



YOKO TILLEY                VICE PRESIDENT OF FMR.



JOEL C. TILLINGHAST        VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



ROBERT TUCKETT             VICE PRESIDENT OF FMR.



JENNIFER UHRIG             VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



GEORGE A. VANDERHEIDEN     SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF
                           FUNDS ADVISED BY FMR; DIRECTOR OF FMR CORP.



STEVEN S. WYMER            VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.







(2)  FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)
    Contra Way, Merrimack, NH 03054
 FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
EDWARD C. JOHNSON 3D    CHAIRMAN OF THE BOARD AND DIRECTOR OF FIMM,
                        FMR, FMR CORP., FMR FAR EAST, AND FMR
                        U.K.; CHAIRMAN OF THE EXECUTIVE COMMITTEE OF
                        FMR; PRESIDENT AND CHIEF EXECUTIVE OFFICER OF
                        FMR CORP.; DIRECTOR OF FIDELITY INVESTMENTS
                        JAPAN LIMITED (FIJ); PRESIDENT AND TRUSTEE OF
                        FUNDS ADVISED BY FMR.



ROBERT C. POZEN         PRESIDENT AND DIRECTOR OF FMR; SENIOR VICE
                        PRESIDENT AND TRUSTEE OF FUNDS ADVISED BY FMR;
                        PRESIDENT AND DIRECTOR OF FIMM, FMR U.K., AND
                        FMR FAR EAST; PREVIOUSLY, GENERAL COUNSEL,
                        MANAGING DIRECTOR, AND SENIOR VICE PRESIDENT OF
                        FMR CORP.



FRED L. HENNING JR.     SENIOR VICE PRESIDENT OF FIMM; SENIOR VICE
                        PRESIDENT OF FMR AND VICE PRESIDENT OF
                        FIXED-INCOME FUNDS ADVISED BY FMR.



BOYCE I. GREER          VICE PRESIDENT OF FIMM; SENIOR VICE PRESIDENT
                        OF FMR AND VICE PRESIDENT OF MONEY MARKET
                        FUNDS ADVISED BY FMR.



DWIGHT D. CHURCHILL     VICE PRESIDENT OF FIMM; SENIOR VICE PRESIDENT
                        OF FMR AND VICE PRESIDENT OF BOND FUNDS
                        ADVISED BY FMR.



BRIAN CLANCY            TREASURER OF FIMM, FMR FAR EAST, FMR U.K.,
                        AND FMR AND VICE PRESIDENT OF FMR.



JAY FREEDMAN            SECRETARY OF FIMM; CLERK OF FMR U.K., FMR
                        FAR EAST, FMR CORP. AND STRATEGIC ADVISERS,
                        INC.; ASSISTANT CLERK OF FMR; SECRETARY OF
                        FIMM; ASSOCIATE GENERAL COUNSEL FMR CORP.



SUSAN ENGLANDER HISLOP  ASSISTANT CLERK OF FIMM, FMR U.K. AND FMR
                        FAR EAST.



STEPHEN G. MANNING      ASSISTANT TREASURER OF FIMM, FMR U.K., FMR
                        FAR EAST, AND FMR; VICE PRESIDENT AND TREASURER
                        OF FMR CORP.; TREASURER OF STRATEGIC ADVISERS,
                        INC.





Item 27. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.
(B)

NAME AND PRINCIPAL    POSITIONS AND OFFICES     POSITIONS AND OFFICES

BUSINESS ADDRESS*     WITH UNDERWRITER          WITH FUND

EDWARD C. JOHNSON 3D  DIRECTOR                  TRUSTEE AND PRESIDENT

MICHAEL MLINAC        DIRECTOR                  NONE

JAMES CURVEY          DIRECTOR                  NONE

MARTHA B. WILLIS      PRESIDENT                 NONE

ERIC D. ROITER        SENIOR VICE PRESIDENT     SECRETARY

CARON KETCHUM         TREASURER AND CONTROLLER  NONE

GARY GREENSTEIN       ASSISTANT TREASURER       NONE

JAY FREEDMAN          ASSISTANT CLERK           NONE

LINDA HOLLAND         COMPLIANCE OFFICER        NONE

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.

Item 28. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO

Item 29. Management Services
  Not applicable.

Item 30. Undertakings
 The Registrant on behalf of Spartan New York Municipal Income Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

FIDELITY ABERDEEN STREET TRUST          FIDELITY HEREFORD STREET TRUST
FIDELITY ADVISOR SERIES I               FIDELITY INCOME FUND
FIDELITY ADVISOR SERIES II              FIDELITY INSTITUTIONAL CASH PORTFOLIOS
FIDELITY ADVISOR SERIES III             FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS
FIDELITY ADVISOR SERIES IV              FIDELITY INVESTMENT TRUST
FIDELITY ADVISOR SERIES V               FIDELITY MAGELLAN FUND
FIDELITY ADVISOR SERIES VI              FIDELITY MASSACHUSETTS MUNICIPAL TRUST
FIDELITY ADVISOR SERIES VII             FIDELITY MONEY MARKET TRUST
FIDELITY ADVISOR SERIES VIII            FIDELITY MT. VERNON STREET TRUST
FIDELITY BEACON STREET TRUST            FIDELITY MUNICIPAL TRUST
FIDELITY BOSTON STREET TRUST            FIDELITY MUNICIPAL TRUST II
FIDELITY CALIFORNIA MUNICIPAL TRUST     FIDELITY NEW YORK MUNICIPAL TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST II  FIDELITY NEW YORK MUNICIPAL TRUST II
FIDELITY CAPITAL TRUST                  FIDELITY PHILLIPS STREET TRUST
FIDELITY CHARLES STREET TRUST           FIDELITY PURITAN TRUST
FIDELITY COMMONWEALTH TRUST             FIDELITY REVERE STREET TRUST
FIDELITY CONCORD STREET TRUST           FIDELITY SCHOOL STREET TRUST
FIDELITY CONGRESS STREET FUND           FIDELITY SECURITIES FUND
FIDELITY CONTRAFUND                     FIDELITY SELECT PORTFOLIOS
FIDELITY CORPORATE TRUST                FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY COURT STREET TRUST             FIDELITY SUMMER STREET TRUST
FIDELITY COURT STREET TRUST II          FIDELITY TREND FUND
FIDELITY COVINGTON TRUST                FIDELITY U.S. INVESTMENTS-BOND FUND, L.P.
FIDELITY DAILY MONEY FUND               FIDELITY U.S. INVESTMENTS-GOVERNMENT SECURITIES
FIDELITY DESTINY PORTFOLIOS                FUND, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE      FIDELITY UNION STREET TRUST
  PORTFOLIO, L.P.                       FIDELITY UNION STREET TRUST II
FIDELITY DEVONSHIRE TRUST               FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.
FIDELITY EXCHANGE FUND                  NEWBURY STREET TRUST
FIDELITY FINANCIAL TRUST                VARIABLE INSURANCE PRODUCTS FUND
FIDELITY FIXED-INCOME TRUST             VARIABLE INSURANCE PRODUCTS FUND II
FIDELITY GOVERNMENT SECURITIES FUND     VARIABLE INSURANCE PRODUCTS FUND III
FIDELITY HASTINGS STREET TRUST


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/S/EDWARD C. JOHNSON 3D_  JULY 17, 1997

EDWARD C. JOHNSON 3D

POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

FIDELITY ABERDEEN STREET TRUST          FIDELITY GOVERNMENT SECURITIES FUND
FIDELITY ADVISOR ANNUITY FUND           FIDELITY HASTINGS STREET TRUST
FIDELITY ADVISOR SERIES I               FIDELITY HEREFORD STREET TRUST
FIDELITY ADVISOR SERIES II              FIDELITY INCOME FUND
FIDELITY ADVISOR SERIES III             FIDELITY INSTITUTIONAL CASH PORTFOLIOS
FIDELITY ADVISOR SERIES IV              FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS
FIDELITY ADVISOR SERIES V               FIDELITY INSTITUTIONAL TRUST
FIDELITY ADVISOR SERIES VI              FIDELITY INVESTMENT TRUST
FIDELITY ADVISOR SERIES VII             FIDELITY MAGELLAN FUND
FIDELITY ADVISOR SERIES VIII            FIDELITY MASSACHUSETTS MUNICIPAL TRUST
FIDELITY BEACON STREET TRUST            FIDELITY MONEY MARKET TRUST
FIDELITY BOSTON STREET TRUST            FIDELITY MT. VERNON STREET TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST     FIDELITY MUNICIPAL TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST II  FIDELITY MUNICIPAL TRUST II
FIDELITY CAPITAL TRUST                  FIDELITY NEW YORK MUNICIPAL TRUST
FIDELITY CHARLES STREET TRUST           FIDELITY NEW YORK MUNICIPAL TRUST II
FIDELITY COMMONWEALTH TRUST             FIDELITY PHILLIPS STREET TRUST
FIDELITY CONGRESS STREET FUND           FIDELITY PURITAN TRUST
FIDELITY CONTRAFUND                     FIDELITY REVERE STREET TRUST
FIDELITY CORPORATE TRUST                FIDELITY SCHOOL STREET TRUST
FIDELITY COURT STREET TRUST             FIDELITY SECURITIES FUND
FIDELITY COURT STREET TRUST II          FIDELITY SELECT PORTFOLIOS
FIDELITY COVINGTON TRUST                FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY DAILY MONEY FUND               FIDELITY SUMMER STREET TRUST
FIDELITY DAILY TAX-EXEMPT FUND          FIDELITY TREND FUND
FIDELITY DESTINY PORTFOLIOS             FIDELITY U.S. INVESTMENTS-BOND FUND, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE      FIDELITY U.S. INVESTMENTS-GOVERNMENT SECURITIES
  PORTFOLIO, L.P.                          FUND, L.P.
FIDELITY DEVONSHIRE TRUST               FIDELITY UNION STREET TRUST
FIDELITY EXCHANGE FUND                  FIDELITY UNION STREET TRUST II
FIDELITY FINANCIAL TRUST                FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.
FIDELITY FIXED-INCOME TRUST             VARIABLE INSURANCE PRODUCTS FUND
                                        VARIABLE INSURANCE PRODUCTS FUND II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/S/ROBERT M. GATES             MARCH 6, 1997

ROBERT M. GATES

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

FIDELITY ABERDEEN STREET TRUST          FIDELITY GOVERNMENT SECURITIES FUND
FIDELITY ADVISOR ANNUITY FUND           FIDELITY HASTINGS STREET TRUST
FIDELITY ADVISOR SERIES I               FIDELITY HEREFORD STREET TRUST
FIDELITY ADVISOR SERIES II              FIDELITY INCOME FUND
FIDELITY ADVISOR SERIES III             FIDELITY INSTITUTIONAL CASH PORTFOLIOS
FIDELITY ADVISOR SERIES IV              FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS
FIDELITY ADVISOR SERIES V               FIDELITY INSTITUTIONAL TRUST
FIDELITY ADVISOR SERIES VI              FIDELITY INVESTMENT TRUST
FIDELITY ADVISOR SERIES VII             FIDELITY MAGELLAN FUND
FIDELITY ADVISOR SERIES VIII            FIDELITY MASSACHUSETTS MUNICIPAL TRUST
FIDELITY BEACON STREET TRUST            FIDELITY MONEY MARKET TRUST
FIDELITY BOSTON STREET TRUST            FIDELITY MT. VERNON STREET TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST     FIDELITY MUNICIPAL TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST II  FIDELITY MUNICIPAL TRUST II
FIDELITY CAPITAL TRUST                  FIDELITY NEW YORK MUNICIPAL TRUST
FIDELITY CHARLES STREET TRUST           FIDELITY NEW YORK MUNICIPAL TRUST II
FIDELITY COMMONWEALTH TRUST             FIDELITY PHILLIPS STREET TRUST
FIDELITY CONGRESS STREET FUND           FIDELITY PURITAN TRUST
FIDELITY CONTRAFUND                     FIDELITY REVERE STREET TRUST
FIDELITY CORPORATE TRUST                FIDELITY SCHOOL STREET TRUST
FIDELITY COURT STREET TRUST             FIDELITY SECURITIES FUND
FIDELITY COURT STREET TRUST II          FIDELITY SELECT PORTFOLIOS
FIDELITY COVINGTON TRUST                FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY DAILY MONEY FUND               FIDELITY SUMMER STREET TRUST
FIDELITY DAILY TAX-EXEMPT FUND          FIDELITY TREND FUND
FIDELITY DESTINY PORTFOLIOS             FIDELITY U.S. INVESTMENTS-BOND FUND, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE      FIDELITY U.S. INVESTMENTS-GOVERNMENT SECURITIES
  PORTFOLIO, L.P.                          FUND, L.P.
FIDELITY DEVONSHIRE TRUST               FIDELITY UNION STREET TRUST
FIDELITY EXCHANGE FUND                  FIDELITY UNION STREET TRUST II
FIDELITY FINANCIAL TRUST                FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.
FIDELITY FIXED-INCOME TRUST             VARIABLE INSURANCE PRODUCTS FUND
                                        VARIABLE INSURANCE PRODUCTS FUND II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/S/EDWARD C. JOHNSON 3D___________   /S/PETER S. LYNCH________________

EDWARD C. JOHNSON 3D                 PETER S. LYNCH




/S/J. GARY BURKHEAD_______________   /S/WILLIAM O. MCCOY______________

J. GARY BURKHEAD                     WILLIAM O. MCCOY


/S/RALPH F. COX __________________  /S/GERALD C. MCDONOUGH___________

RALPH F. COX                        GERALD C. MCDONOUGH


/S/PHYLLIS BURKE DAVIS_____________  /S/MARVIN L. MANN________________

PHYLLIS BURKE DAVIS                  MARVIN L. MANN


/S/E. BRADLEY JONES________________  /S/THOMAS R. WILLIAMS ____________

E. BRADLEY JONES                     THOMAS R. WILLIAMS


/S/DONALD J. KIRK __________________

DONALD J. KIRK



SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 41 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 4th day of January 1999.

      FIDELITY NEW YORK MUNICIPAL TRUST
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



(SIGNATURE)                          (TITLE)                        (DATE)
/S/EDWARD C. JOHNSON 3D  (DAGGER)    PRESIDENT AND TRUSTEE          JANUARY 4, 1999

EDWARD C. JOHNSON 3D                 (PRINCIPAL EXECUTIVE OFFICER)



/S/RICHARD A. SILVER                 TREASURER                      JANUARY 4, 1999

RICHARD A. SILVER



/S/ROBERT C. POZEN                   TRUSTEE                        JANUARY 4, 1999

ROBERT C. POZEN



/S/RALPH F. COX            *         TRUSTEE                        JANUARY 4, 1999

RALPH F. COX



/S/PHYLLIS BURKE DAVIS     *         TRUSTEE                        JANUARY 4, 1999

PHYLLIS BURKE DAVIS



/S/ROBERT M. GATES         **        TRUSTEE                        JANUARY 4, 1999

ROBERT M. GATES



/S/E. BRADLEY JONES        *         TRUSTEE                        JANUARY 4, 1999

E. BRADLEY JONES



/S/DONALD J. KIRK          *         TRUSTEE                        JANUARY 4, 1999

DONALD J. KIRK



/S/PETER S. LYNCH          *         TRUSTEE                        JANUARY 4, 1999

PETER S. LYNCH



/S/MARVIN L. MANN          *         TRUSTEE                        JANUARY 4, 1999

MARVIN L. MANN



/S/WILLIAM O. MCCOY        *         TRUSTEE                        JANUARY 4, 1999

WILLIAM O. MCCOY



/S/GERALD C. MCDONOUGH     *         TRUSTEE                        JANUARY 4, 1999

GERALD C. MCDONOUGH



/S/THOMAS R. WILLIAMS      *         TRUSTEE                        JANUARY 4, 1999

THOMAS R. WILLIAMS


(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.